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                                                                   Exhibit 10.10
                         SILICON VALLEY BANK

                        AMENDED AND RESTATED
                          LOAN AND SECURITY
                             AGREEMENT

BORROWER:               PICIS, INC., A DELAWARE CORPORATION

ADDRESS:                100 QUANNAPOWITT PARKWAY
                        WAKEFIELD, MASSACHUSETTS 01880

BORROWER:               MEDICAL SYSTEMS MANAGEMENT, INC.,
                        A MASSACHUSETTS CORPORATION

ADDRESS:                100 QUANNAPOWITT PARKWAY
                        WAKEFIELD, MASSACHUSETTS 01880

BORROWER:               PICIS (WISCONSIN), INC., A WISCONSIN CORPORATION

ADDRESS:                100 QUANNAPOWITT PARKWAY
                        WAKEFIELD, MASSACHUSETTS 01880

BORROWER:               IBEX HEALTHDATA SYSTEMS, INC., A DELAWARE CORPORATION

ADDRESS:                5600 NORTH RIVER ROAD
                        ROSEMONT, ILLINOIS 60018

DATE:                   JULY 28, 2004

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into on the above date between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Silicon") and the borrowers named above (jointly and severally, individually and collectively, "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule and Exhibits to this Agreement (the "Schedule" and the "Exhibits," respectively) shall for all purposes be deemed to be part of this Agreement, and the same are integral parts of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

     SECTION 1 LOANS.

     1.1 REVOLVING LOANS. Silicon will make revolving loans to Borrower (the "Revolving Loans") up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon deems proper from time to time in its good


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faith business judgment. Revolving Loans may be repaid and reborrowed during the term of this Agreement.

     1.2 TERM LOAN. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $1,500,000.00 (the "Term Loan"). Beginning on August 31, 2004 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $41,666.67, PLUS (b) interest on the outstanding amount of the Term Loan at the rate applicable to the Term Loan as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under the Term Loan shall be due and payable upon the Maturity Date applicable to the Term Loan.

     1.3 EQUIPMENT LOAN. Subject to and upon the terms and conditions of this Agreement, Silicon shall make an equipment loan to Borrower in an amount equal to the lesser of (i) 100% of the invoice value (excluding taxes, shipping, warranty charges, freight discounts and installation expense) of Borrower's Eligible Equipment purchased on or after May 1, 2003 or (ii) $500,000.00 (the "Equipment Loan"). Beginning on August 31, 2004 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) equal monthly installments of principal based upon the initial principal amount the Equipment Loan divided by thirty-six (36), PLUS (b) interest on the outstanding amount of the Equipment Loan at the rate applicable to the Equipment Loan as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under the Equipment Loan shall be due and payable upon the Maturity Date applicable to the Equipment Loan.

     1.4 INTEREST. All Revolving Loans, the Term Loan, the Equipment Loan and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement. Interest shall be payable monthly, on the last day of the month. Interest may, in Silicon's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Revolving Loans. Silicon may, in its discretion, charge interest to Borrower's Deposit Accounts maintained with Silicon. In the event that the aggregate amount of interest earned by Silicon on the outstanding Revolving Loans is less than the minimum monthly interest described on the Schedule, Borrower shall pay to Silicon such minimum monthly interest amount in lieu of the interest otherwise due on Revolving Loans hereunder (the "Minimum Monthly Interest").

     1.5 OVERADVANCES. If at any time or for any reason the total of all outstanding Revolving Loans exceeds the Credit Limit (an "Overadvance"), Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand. Without limiting Borrower's obligation to repay to Silicon the amount of any Overadvance, Borrower agrees to pay Silicon interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

     1.6 FEES. Borrower shall pay Silicon the fees shown on the Schedule, which are in addition to all interest and other sums payable to Silicon and are not refundable.

     1.7 REVOLVING LOAN REQUESTS. To obtain a Revolving Loan, Borrower shall make a request to Silicon by facsimile or telephone. Revolving Loan requests received after 12:00 Noon will not be considered by Silicon until the next Business Day. Silicon may rely on any telephone


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request for a Revolving Loan given by a person whom Silicon believes is an authorized representative of Borrower, and Borrower will indemnify Silicon for any loss Silicon suffers as a result of that reliance. In the event Borrower has elected to be on "non-borrowing reporting status" (see Section 6 of the Schedule), Borrower shall furnish Silicon with a Revolving Loan request at least thirty (30) days prior to the requested funding date.

     1.8 LETTERS OF CREDIT. At the request of Borrower, Silicon may, in its good faith business judgment, issue or arrange for the issuance of letters of credit for the account of Borrower, in each case in form and substance satisfactory to Silicon in its sole discretion (collectively, "Letters of Credit"). The aggregate face amount of all Letters of Credit outstanding from time to time (plus all Silicon exposure under any foreign exchange contracts and Cash Management Services) shall not exceed the amount shown on the Schedule.(the "Letter of Credit Sublimit"), and shall be reserved against Revolving Loans which would otherwise be available hereunder, and in the event at any time there are insufficient Revolving Loans available to Borrower for such reserve, Borrower shall deposit and maintain with Silicon cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Borrower shall pay all bank charges (including charges of Silicon) for the issuance of Letters of Credit, together with such additional fee as Silicon's letter of credit department shall charge in connection with the issuance of the Letters of Credit. Any payment by Silicon under or in connection with a Letter of Credit shall constitute a Revolving Loan hereunder on the date such payment is made. Each Letter of Credit shall have an expiry date no later than thirty days prior to the Maturity Date. Borrower hereby agrees to indemnify, save, and hold Silicon harmless from any loss, cost, expense, or liability, including payments made by Silicon, expenses, and reasonable attorneys' fees incurred by Silicon arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Silicon and opened for Borrower's account or by Silicon's interpretations of any Letter of Credit issued by Silicon for Borrower's account, and Borrower understands and agrees that Silicon shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that Letters of Credit may require Silicon to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold Silicon harmless with respect to any loss, cost, expense, or liability incurred by Silicon under any Letter of Credit as a result of Silicon's indemnification of any such issuing bank. The provisions of this Agreement, as it pertains to Letters of Credit, and any other Loan Documents relating to Letters of Credit are cumulative.

     1.9 CASH MANAGEMENT SERVICES SUBLIMIT. In addition to Section 1.8 above, Borrower may also use up to the amount set forth on the Schedule for Cash Management Services. Silicon's exposure under the Cash Management Services Sublimit shall at all times reduce the amount otherwise available for Revolving Loans, letters of credit, foreign exchange contracts or other credit accommodations hereunder. Any amounts Silicon pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Revolving Loans hereunder and will accrue interest at the interest rate applicable to Revolving Loans.


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     SECTION 2 SECURITY INTEREST.

     2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, and the performance of each of the Borrower's duties under this Agreement and all documents executed in connection herewith, Borrower hereby grants to Silicon a continuing security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located: All Inventory, Equipment, Payment Intangibles, Letter-of-Credit Rights, Supporting Obligations, Accounts, and General Intangibles, including, without limitation, all of Borrower's Intellectual Property, Deposit Accounts, and all money, and all property now or at any time in the future in Silicon's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which Silicon may now or in the future be granted a lien or security interest, is referred to herein, collectively, as the "Collateral"). The security interest granted herein shall be a first priority security interest in the Collateral. After the occurrence of a Default, Silicon may place a "hold" on any Deposit Account pledged as collateral. Borrower is not a party to, nor is bound by, any license or other agreement with respect to which the Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property. Without prior consent from Silicon, Borrower shall not enter into, or become bound by, any such license or agreement which is reasonably likely to have a material impact on Silicon's business or financial condition. Borrower shall take such steps as Silicon requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed "Collateral" and for Silicon to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future.

     SECTION 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.


     In order to induce Silicon to enter into this Agreement and to make the Term Loan, the Equipment Loan and the Revolving Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:

     3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's organizational documents, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or

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obligation under any material agreement or instrument which is binding upon
Borrower or its property.

     3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Perfection Certificate are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Silicon 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Perfection Certificate. Borrower will give Silicon at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, changing its state of formation or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Perfection Certificate, except that Borrower may maintain sales offices in the ordinary course of business at which not more than a total of $10,000 fair market value of Equipment is located.

     3.4 TITLE TO COLLATERAL; PERFECTION; PERMITTED LIENS.

          (a) Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased to Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Silicon now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Silicon and the Collateral against all claims of others.

          (b) Borrower has set forth in the Perfection Certificate all of Borrower's Deposit Accounts, and Borrower will give Silicon five Business Days advance written notice before establishing any new Deposit Accounts and will cause the institution where any such new Deposit Account is maintained to execute and deliver to Silicon a control agreement in form sufficient to perfect Silicon's security interest in the Deposit Account and otherwise satisfactory to Silicon in its good faith business judgment. Nothing herein limits any requirements which may be set forth in the Schedule as to where Deposit Accounts will be maintained.

          (c) In the event that Borrower shall at any time after the date hereof have any commercial tort claims against others, which it is asserting or intends to assert, and in which the potential recovery exceeds $100,000, Borrower shall promptly notify Silicon thereof in writing and provide Silicon with such information regarding the same as Silicon shall request (unless providing such information would waive the Borrower's attorney-client privilege). Such notification to Silicon shall constitute a grant of a security interest in the commercial tort claim and all proceeds thereof to Silicon, and Borrower shall execute and deliver all such documents and take all such actions as Silicon shall request in connection therewith.


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          (d) None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest, Borrower shall, whenever requested by Silicon, use its best efforts to cause such third party to execute and deliver to Silicon, in form acceptable to Silicon, such waivers and subordinations as Silicon shall specify in its good faith business judgment. Borrower will keep in full force and effect, and will comply with all material terms of, any lease of real property where any of the Collateral now or in the future may be located.

          (e) Borrower hereby authorizes Silicon to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Silicon's interest or rights hereunder, which financing statements may indicate the Collateral as "all assets of the Debtor" or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Silicon's discretion.

     3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition (ordinary wear and tear excepted), and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.

     3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with GAAP and now and in the future will fairly present the results of operations and financial condition of Borrower, in accordance with GAAP, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Silicon and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.

     3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all required tax returns and reports, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted,
(ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with


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their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

     3.9 COMPLIANCE WITH LAW. Borrower has, to the best of its knowledge, complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations applicable to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters.

     3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of $50,000 or more, or involving $100,000 or more in the aggregate.

     3.11 USE OF PROCEEDS. All proceeds of all loans and advances made hereunder shall be used solely for lawful business purposes. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any loan and advance will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

     SECTION 4 ACCOUNTS.

     4.1 REPRESENTATIONS RELATING TO ACCOUNTS. Borrower represents and warrants to Silicon as follows: Each Account with respect to which Revolving Loans are requested by Borrower shall, on the date each Revolving Loan is requested and made, (i) represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, in the ordinary course of Borrower's business, and (ii) meet the Minimum Eligibility Requirements set forth in Section 8 below.

     4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to Silicon as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Account shall fully comply in all material respects with all applicable laws and governmental rules and regulations. To the best of


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Borrower's knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

     4.3 SCHEDULES AND DOCUMENTS RELATING TO ACCOUNTS. Borrower shall deliver to Silicon transaction reports and schedules of collections, as provided in the Schedule, on Silicon's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Silicon's security interest and other rights in all of Borrower's Accounts, nor shall Silicon's failure to advance or lend against a specific Account affect or limit Silicon's security interest and other rights therein. In the event Borrower has elected to be on "non-borrowing reporting status" (see Section 6 of the Schedule), Borrower shall furnish Silicon with a Revolving Loan request at least thirty (30) days prior to the requested funding date. Otherwise, Revolving Loan requests received after 12:00 Noon will not be considered by Silicon until the next Business Day. Together with each such schedule and assignment, or later if requested by Silicon, Borrower shall furnish Silicon with copies (or, at Silicon's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to Silicon an aged accounts receivable trial balance in such form and at such intervals as Silicon shall request. In addition, Borrower shall deliver to Silicon, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements and copies of all credit memos.

     4.4 COLLECTION OF ACCOUNTS. Borrower shall cause the Account Debtors to remit all Accounts to Silicon and Silicon shall hold all payments on, and proceeds of, Accounts in a lockbox account, or such other "blocked account" as Silicon may specify, pursuant to a blocked account agreement in such form as Silicon may specify. All such payments on, and proceeds of, Accounts shall be applied to the Obligations in such order as Silicon shall determine. Silicon or its designee may, at any time, notify Account Debtors that the Accounts have been assigned to Silicon. Notwithstanding the foregoing, in the event no Event of Default has occurred and Borrower maintains unused availability under this Agreement, as determined by Silicon with reference to the Credit Limit set forth in Section I of the Schedule, of at least $750,000.00, funds received by Silicon in the lockbox account shall be transferred by Silicon to an operating account of Borrower maintained at Silicon.

     4.5 REMITTANCE OF PROCEEDS. All proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Borrower to Silicon in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as Silicon shall determine; provided that, if no Default or Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Silicon the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm's length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Silicon. Nothing in this


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Section 4.5 limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

     4.6 DISPUTES. Borrower shall notify Silicon promptly of all disputes or claims relating to Accounts. Borrower shall not forgive (completely or partially), compromise or settle any Account for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that:
(i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to Silicon on the regular reports provided to Silicon; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such discounts settlements and forgiveness, the total outstanding Revolving Loans will not exceed the Credit Limit. Silicon may, at any time after the occurrence and continuance of an Event of Default, settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which Silicon considers advisable in its reasonable credit judgment and, in all cases, Silicon shall credit Borrower's Revolving Loan account with only the net amounts received by Silicon in payment of any Accounts.

     4.7 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to Silicon). In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for Silicon and immediately notify Silicon of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Silicon's request deliver such returned Inventory to Silicon.

     4.8 VERIFICATION. Silicon may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, by means of mail, telephone or otherwise, either in the name of Borrower or Silicon or such other name as Silicon may choose.

     4.9 NO LIABILITY. Silicon shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Silicon be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Silicon from liability for its own gross negligence or willful misconduct.

     SECTION 5 ADDITIONAL DUTIES OF THE BORROWER.


     5.1 FINANCIAL AND OTHER COVENANTS. Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

     5.2 INSURANCE. Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable


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to Silicon, in such form and amounts as Silicon may reasonably require and that are customary and in accordance with standard practices for Borrower's industry and locations, and Borrower shall provide evidence of such insurance to Silicon. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its good faith business judgment, except that, provided no Default or Event of Default has occurred and is continuing, Silicon shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Silicon copies of all material reports made to insurance companies.

     5.3 REPORTS. Borrower, at its expense, shall provide Silicon with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time specify in its good faith business judgment.

     5.4 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on three (3) Business Days' notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Silicon schedule an audit more than 10 days in advance, and Borrower seeks to reschedule the audit with less than 10 days' written notice to Silicon, then (without limiting any of Silicon's rights or remedies), Borrower shall pay Silicon a cancellation fee of $1,000 plus any out-of-pocket expenses incurred by Silicon, to compensate Silicon for the anticipated costs and expenses of the cancellation.

     5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without Silicon's prior written consent which shall be a matter of its good faith business judgment, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except for (A) the sale of finished Inventory in the ordinary course of Borrower's business, (B) the sale of obsolete or unneeded Equipment in the ordinary course of business, and (C) non-exclusive licensing and similar arrangements in the ordinary course of business; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets, other than loans and advances not to exceed $300,000 to Borrower's employees for travel advances, relocation loans, and other employee loans and advances in the ordinary course of business; (viii) create, incur, or be liable for any indebtedness other than


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

Permitted Indebtedness; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower);
(xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock, provided, however, Borrower may redeem up to $500,000 per year (beginning July 1, 2005) of common stock held by former shareholders of IBex Healthdata Systems, Inc. provided no Event of Default has occurred or would occur as a result of making any such payment; (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; (xiii) engage, directly or indirectly, in any business other than the business currently engaged in by Borrower or reasonably related thereto; (xiv) dissolve or elect to dissolve; (xv) make any payments on account of any Subordinated Debt (principal, interest or otherwise) at any time, including any payments due at maturity of such Subordinated Debt, without the prior written consent of Silicon in each instance, which consent shall not be unreasonably withheld; (xvi) make any payments on account of any Deferred Compensation Arrangements at any time, without the prior written consent of Silicon in each instance. Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

     5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or relating to Borrower, Borrower shall, without expense to Silicon, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     5.7 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by Silicon, to execute all documents and take all actions, as Silicon may, in its good faith business judgment, deem necessary or useful in order to perfect and maintain Silicon's perfected first-priority security interest in the Collateral (subject to Permitted Liens), and in order to fully consummate the transactions contemplated by this Agreement.

     SECTION 6 TERM.

     6.1 MATURITY DATE. This Agreement shall continue in effect as to the Revolving Loans, Term Loan, and Equipment Loan until the respective maturity dates set forth for such loans on the Schedule (the "Maturity Date") subject to
Section 6.2 below.

     6.2 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations due at that maturity date, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to 105% of the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith (as estimated by Silicon in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that Silicon may, in its sole discretion, refuse to make any further Revolving Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and written termination of this Agreement by Silicon, Silicon shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate Silicon's security interests.

     SECTION 7 EVENTS OF DEFAULT AND REMEDIES.

     7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or (b) Borrower shall fail to pay when due any Revolving Loan, the Term Loan, the Equipment Loan or any interest thereon or any other monetary Obligation; or (c) the total Revolving Loans outstanding at any time shall exceed the Credit Limit; or (d) Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured, or shall fail to permit Silicon to conduct an inspection or audit as specified in Section 5.4 hereof; or (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within 10 Business Days after the date due; provided, however, that if the default cannot by its nature be cured within the 10 day period or cannot after diligent attempts by Borrower be cured within such 10 day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed 20 days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no extensions of credit shall be made during such cure period); or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same, or immediately upon the service of process upon Silicon seeking to attach by trustee or other process, any of Borrower's funds on deposit with, or assets of the Borrower in the possession of, Silicon; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition; or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured


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

by the dismissal thereof within 30 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (1) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower defaults under any agreement evidencing any indebtedness for borrowed money to any third party; or (n) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or a default occurs under any instrument evidencing such subordinated indebtedness, or the holder of any such subordinated indebtedness accelerates all or any portion of such subordinated indebtedness or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (o) there shall be a change in the record or beneficial ownership of an aggregate of more than 40% of the outstanding shares of stock of Borrower, in one or more transactions and excluding transactions where one or more existing shareholders purchases shares from one or more other existing shareholders, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of Silicon; or (p) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (q) there shall be (i) a material impairment in the perfection or priority of Silicon's security interest in the Collateral or in the value of such Collateral; (ii) a material adverse change in the business, operations or condition (financial or otherwise) of the Borrower; (iii) a material impairment of the prospect of repayment of any portion of the Obligations; or (iv) Silicon determines, based upon information available to it and in its reasonable judgment, that there is substantial likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 5.1 during the next succeeding financial reporting period; or (r) Silicon, acting in good faith and in a commercially reasonable manner, deems itself insecure because of the occurrence of an event prior to the effective date hereof of which Silicon had no knowledge on the effective date; or (s) Borrower shall breach any term of the IP Security Agreement. Silicon may cease making any Revolving Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred and is continuing.

     7.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Revolving Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Silicon without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, and other Equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Accounts and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Silicon to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Offset against any sums in any of Borrower's general, special or other Deposit Accounts with Silicon against any or all the Obligations; and (i) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence and during the continuance of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional two and one-half percent (2.5%) per annum (the "Default Rate").

     7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least ten (10) days prior to the sale, and, in the case of a public sale, notice of the sale is published at least five (5) days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the


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

collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required;
(vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. Silicon shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     7.4 POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, without limiting Silicon's other rights and remedies, Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Silicon agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that Silicon may, in its good faith business judgment, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Account, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Accounts and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of Borrower.

     7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Silicon shall have the option, exercisable at any time, in its good faith business judgment, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

     7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the Massachusetts Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

     SECTION 8 DEFINITIONS.

     As used in this Agreement, the following terms have the following meanings:

     "ACCOUNTS" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), accounts receivable, health-care insurance receivables, rights to payment, letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

     "ACCOUNT DEBTOR" means the obligor on an Account.

     "AFFILIATE" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

     "BUSINESS DAY" means a day on which Silicon is open for business.

     "CASH MANAGEMENT SERVICES" means Silicon's cash management services, direct deposit of payroll, business credit card, and check cashing services as may be further identified in the various cash management services agreements related to such Cash Management Services.

     "CODE" means the Uniform Commercial Code as adopted and in effect in the Commonwealth of Massachusetts from time to time.

     "COLLATERAL" has the meaning set forth in Section 2.1 above.

     "DEFAULT" means any event which with notice or passage of time or both, would constitute an Event of Default.

     "DEFAULT RATE" has the meaning set forth in Section 7.2 above.

     "DEFERRED REVENUE" is all amounts billed in advance of performance under contracts and not yet recognized as revenue per GAAP.

     "DEPOSIT ACCOUNT" has the meaning set forth in Section 9-102 of the Code.

     "EBITDA" means earnings before interest, taxes, depreciation and amortization in accordance with GAAP.

     "ELIGIBLE ACCOUNTS" means Accounts, General Intangibles, and Payment Intangibles arising in the ordinary course of Borrower's business from the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, which Silicon, in its good faith business judgment, shall deem eligible for borrowing. Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of Silicon's discretion, the following (the "MINIMUM ELIGIBILITY REQUIREMENTS") are the minimum requirements for an Account to be an Eligible Account: (i) the Account must not be outstanding for more than 120 days from its invoice date, (ii) (INTENTIONALLY OMITTED), (iii) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional, except as may otherwise be acceptable to Silicon in its discretion), (iv) the Account must not be owing from an Account Debtor with whom the Borrower has any dispute (whether or not relating to the particular Account), (v) the Account must not be owing from an Affiliate of Borrower, (vi) the Account must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to Silicon, or which, fails or goes out of a material portion of its business, (vii) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to Silicon's satisfaction, with the United States Assignment of Claims Act), (viii) the Account must not be owing from an Account Debtor located outside the United States (unless preapproved by Silicon in its discretion in writing, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon); provided, however, up to $500,000 of Accounts billed in the United States and due and owing from Account Debtors located in Canada that otherwise meet Minimum Eligibility Requirements shall be Eligible Accounts hereunder, (ix) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise, and (x) the Account must not have a credit balance over 120 days from invoice date. Accounts owing from one Account Debtor will not be deemed Eligible Accounts to the extent they exceed 25% of the total Accounts outstanding. In addition, if more than 50% of the Accounts owing from an Account Debtor are outstanding more than 120 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Accounts, then all Accounts owing from that Account Debtor will be deemed ineligible for borrowing. Silicon may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements, upon written notice to the Borrower. Notwithstanding the foregoing or anything in this Agreement to the contrary, until Silicon receives a satisfactory audit of iBex Healthdata Systems, Inc.'s assets, iBex Healthdata Systems, Inc.'s Accounts shall not be deemed "Eligible Accounts" hereunder.

     "ELIGIBLE EQUIPMENT" is general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, and up to $200,000 of computer software.

     "EQUIPMENT" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "EVENT OF DEFAULT" means any of the events set forth in Section 7.1 of this Agreement.

     "EXCLUSION EVENT" is the later to occur of (i) the achievement by Borrower of two (2) consecutive fiscal quarters of consolidated EBITDA of at least $250,000 per quarter or (ii) December 31, 2004.

     "GAAP" means generally accepted accounting principles, consistently applied.

     "GENERAL INTANGIBLES" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, rights to payment for credit extended, amounts due to Borrower, credit memoranda in favor of Borrower, warranty claims, causes of action, corporate or other business records, deposits, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

     "INTELLECTUAL PROPERTY" is the Intellectual Property Collateral, as defined in the IP Security Agreement.

     "IP SECURITY AGREEMENT" means, collectively, those certain Intellectual Property Security Agreements of even date herewith by and between each Borrower and Silicon.

     "INVENTORY" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "LETTER-OF-CREDIT RIGHTS" means all letter-of-credit rights including, without limitation, "letter-of-credit rights" as defined in the Code and also any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

     "LOAN DOCUMENTS" means, collectively, this Agreement, the Perfection Certificate, the IP Security Agreement, and all other present and future documents, instruments and agreements between Silicon and Borrower, including, but not limited to those relating to this Agreement, and all amendments and modifications thereto and replacements therefor.

     "OBLIGATIONS" means all present and future Revolving Loans, the Term Loan, the Equipment Loan, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, including, without limitation, the Borrower's obligations pursuant to the IP Security Agreement, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, foreign exchange contracts, loan, Cash Management Services, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon.

     "PAYMENT" means all checks, wire transfers and other items of payment received by Silicon (including proceeds of Accounts and payment of the Obligations in full) for credit to Borrower's outstanding Revolving Loans or, if the balance of the Revolving Loans have been reduced to zero, for credit to its Deposit Accounts.

     "PAYMENT INTANGIBLES" means all payment intangibles including, without limitation, "payment intangibles" as defined in the Code and also any general intangible under which the Account Debtor's primary obligation is a monetary obligation.

     "PERFECTION CERTIFICATE" means, collectively, those certain Perfection Certificates of even date herewith executed by each Borrower in favor of Silicon.

     "PERMITTED INDEBTEDNESS" is (i) Subordinated Debt, (ii) indebtedness to trade creditors and with respect to surety bonds and similar obligations incurred in the ordinary course of business,

(iii) indebtedness consisting of endorsement of checks in the ordinary course of business, (iv) indebtedness secured by Permitted Liens, (v) unsecured indebtedness owed to Ray Forget not to exceed $2,500,000 (the "Ray Forget Debt"), (vi) deferred compensation arrangements (collectively, the "Deferred Compensation Arrangements") with five (5) Medical Systems Management, Inc employees totaling $2,950,000 and four (4) IBex Healthdata Systems, Inc. employees totaling $463,000.00.

     "PERMITTED LIENS" means the following: (i) purchase money security interests in specific items of Equipment in an amount not to exceed $100,000 in the aggregate at any time during the term of this Agreement; (ii) capital leases of specific items of Equipment in an amount not to exceed $350,000 in the aggregate at any time during the term of this Agreement; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon, which consent shall not be unreasonably withheld; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and (viii)Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. Silicon will have the right to require, as a condition to its consent under subsection (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

     "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

     "PROFITABILITY EVENT" means the achievement by Borrower of two (2) consecutive fiscal quarters of consolidated EBITDA of at least $1.00 per quarter.

     "RESERVES" means, as of any date of determination, such amounts as Silicon may from time to time establish and revise in good faith reducing the amount of Revolving Loans, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under the lending formula(s) provided in the Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by Silicon in good faith, do or may affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts),
(ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of Silicon in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Silicon's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any guarantor to Silicon is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Silicon determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default. In addition, beginning September 30, 2004, Silicon will establish a Reserve for Deferred Revenue offsets equal to 10% of Borrower's total Deferred Revenue (the "Deferred Revenue Reserve"); provided, however, Silicon will not establish a Deferred Revenue Reserve if Borrower's trailing three (3) month EBITDA is greater than or equal to (i) $100,000 as of (x) the three (3) month period ending on September 30, 2004, (y) the three (3) month period ending on October 31, 2004 and (z) the three (3) month period ending on November 30, 2004; and
(ii) $300,000 as of the three (3) month period ending on December 31, 2004 and as of the end of each month thereafter.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Silicon (pursuant to a subordination agreement entered into between Silicon, Borrower and the subordinated creditor), on terms acceptable to Silicon.

     "SUPPORTING OBLIGATIONS" means all supporting obligations including, without limitation, "supporting obligations" as defined in the Code and also any letter-of-credit right or secondary obligation which supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument, or investment property.

     OTHER TERMS. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

     SECTION 9 GENERAL PROVISIONS.

     9.1 INTEREST COMPUTATION; FLOAT CHARGE. In computing interest on the Obligations, all Payments received after 12:00 Noon on any day shall be deemed received on the next Business Day. In addition, Silicon shall be entitled to charge Borrower a "float" charge in an amount equal to two Business Days interest, at the interest rate applicable to the Revolving Loans, on all Payments received by Silicon. Said float charge is not included in interest for purposes of computing Minimum Monthly Interest (if any) under this Agreement. The float charge for each month shall be payable on the last day of the month. Silicon shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Silicon in its good faith business judgment, and Silicon may charge Borrower's loan account for the amount of any item of payment which is returned to Silicon unpaid.

     9.2 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in Silicon's good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as Silicon shall determine in its good faith business judgment.

     9.3 CHARGES TO ACCOUNTS. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Revolving Loan account, in which event they will bear interest at the same rate applicable to the Revolving Loans. Silicon may also, in its discretion, charge any monetary Obligations to Borrower's Deposit Accounts maintained with Silicon.

     9.4 MONTHLY ACCOUNTINGS. Silicon shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Silicon), unless Borrower notifies Silicon in writing to the contrary within sixty (60) days after each account is rendered, describing the nature of any alleged errors or omissions.

     9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. Notices to Silicon shall be directed to the Commercial Finance Division, to the attention of the Division Manager or the Division Credit Manager. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

     9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

     9.8 WAIVERS; INDEMNITY. The failure of Silicon at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an authorized officer of Silicon and delivered to Borrower. Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any document related hereto, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Silicon on which Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement. Borrower hereby agrees to indemnify Silicon and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys' fees), of every kind, which they may sustain or incur based upon or arising out of any of the Obligations, or any relationship or agreement between Silicon and Borrower, or any other matter, relating to Borrower or the Obligations; provided, that this indemnity shall not extend to damages proximately caused by the indemnitee's own gross negligence or willful misconduct. Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

     9.9 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon, but nothing herein shall relieve Silicon from liability for its own gross negligence or willful misconduct.

     9.10 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Silicon.

     9.11 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     9.12 ATTORNEYS FEES AND COSTS. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and all present and future documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to Borrower. In satisfying Borrower's obligation hereunder to reimburse Silicon for attorneys fees, Borrower may, for convenience, issue checks directly to Silicon's attorneys, Riemer & Braunstein, LLP, but Borrower acknowledges and agrees that Riemer & Braunstein, LLP is representing only Silicon and not Borrower in connection with this Agreement. If either Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, Silicon shall be entitled to recover its reasonable costs and attorneys' fees, including (but not LIMITED to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this
Section 9.12 shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     9.13 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Silicon; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release Borrower from its liability for the Obligations.

     9.14 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Silicon under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Silicon and such payment shall be promptly delivered to Silicon for application to the Obligations, whether matured or unmatured.

     9.15 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against Silicon, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Silicon, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Silicon, or on any other person authorized to accept service on behalf of Silicon, within thirty (30) days thereafter. Borrower agrees that such one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of Silicon in its sole discretion. This provision shall survive any termination of this Agreement or any other present or future agreement.

     9.16 RIGHT OF SET-OFF. Borrower and any guarantor hereby grant to Silicon a lien, security interest, and right of setoff as security for all Obligations to Silicon, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping, or control of Silicon or any entity under the control of Silicon Valley Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Silicon may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor then due and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE SILICON TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS, OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVED.

     9.17 SECTION HEADINGS; CONSTRUCTION. Section headings are only used in this Agreement for convenience. Borrower and Silicon acknowledge that the headings may not describe completely the subject matter of the applicable section, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or Borrower under any rule of construction or otherwise.

     9.18 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and Borrower shall be governed by the laws of the Commonwealth of Massachusetts. As a material part of the consideration to Silicon to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Silicon's option, be litigated in state or federal courts located within Massachusetts; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding, provided, however, that if for any reason Silicon cannot avail itself of such courts in the Commonwealth of Massachusetts, Borrower accepts jurisdiction of the courts and venue in Santa Clara, California.

     9.19 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


     9.20 CONFIDENTIALITY. In handling any confidential information, Silicon shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Silicon's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in this Agreement; (iii) as required by law, regulation, subpoena, or other order; (iv) as required in connection with Silicon's examination or audit; and (v) as Silicon considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Silicon's possession when disclosed to Silicon, or becomes part of the public domain after disclosure to Silicon (through no act or omission of Silicon); or (b) is disclosed to Silicon by a third party, which third party is not under any non-disclosure obligation

     9.21 AMENDED AND RESTATED AGREEMENT. This Agreement amends and restates, in its entirety, a certain Loan and Security Agreement dated as of June 27, 2003 between Borrower and Silicon, as amended from time to time.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

                                      BORROWER:

                                      PICIS, INC.


                                      By: /s/ ROBERT SCOTT LENTZ
                                         ----------------------------
                                      Name: Robert Scott Lentz
                                      Title: Treasurer


                                      PICIS (WISCONSIN), INC.


                                      By:/s/ ROBERT SCOTT LENTZ
                                         ----------------------------
                                      Name: Robert Scott Lentz
                                      Title: Treasurer

                                      MEDICAL SYSTEMS MANAGEMENT, INC.


                                      By: /s/ ROBERT SCOTT LENTZ
                                         ----------------------------
                                      Name: Robert Scott Lentz
                                      Title: Treasurer

                                      IBEX HEALTHDATA SYSTEMS, INC.


                                      By: /s/ ROBERT SCOTT LENTZ
                                         ----------------------------
                                      Name: Robert Scott Lentz
                                      Title: Treasurer

                                      SILICON:

                                      SILICON VALLEY BANK, d/b/a
                                      SILICON VALLEY EAST


                                      By: /s/ DAVID G. RODRIGUEZ
                                         ----------------------------
                                      Name: David G. Rodriguez
                                      Title: Vice President

Silicon Valley Bank Schedule

                              SILICON VALLEY BANK

                                   SCHEDULE TO

                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

BORROWER:               PICIS, INC., A DELAWARE CORPORATION

ADDRESS:                100 QUANNAPOWITT PARKWAY
                        WAKEFIELD, MASSACHUSETTS 01880

BORROWER:               MEDICAL SYSTEMS MANAGEMENT, INC.,
                        A MASSACHUSETTS CORPORATION

ADDRESS:                100 QUANNAPOWITT PARKWAY
                        WAKEFIELD, MASSACHUSETTS 01880

BORROWER:               PICIS (WISCONSIN), INC., A WISCONSIN CORPORATION

ADDRESS:                100 QUANNAPOWITT PARKWAY
                        WAKEFIELD, MASSACHUSETTS 01880

BORROWER:               IBEX HEALTHDATA SYSTEMS, INC., A DELAWARE CORPORATION

ADDRESS:                5600 NORTH RIVER ROAD
                        ROSEMONT, ILLINOIS 60018

DATE:                   JULY 28, 2004

     This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrowers of even date.

     SECTION 1 CREDIT LIMIT

     (Section 1.1): An amount not to exceed the lesser of (A) or (B), below:

          (A) (i) $5,000,000.00 (the "Maximum Credit Limit"); provided, however, upon Silicon's receipt from Borrower of satisfactory evidence of the occurrence of the Profitability Event, the Maximum Credit Limit shall thereafter increase to $7,500,000.00; MINUS

               (ii) any amounts outstanding under the Term Loan: MINUS

               (iii) the aggregate amounts then undrawn on all outstanding letters of credit, 10% of foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the Borrower.

          (B)  (i) 80.0% of the amount of the Borrower's Eligible Accounts;
               MINUS

               (ii) any amounts outstanding under the Term Loan: MINUS

               (iii) prior to Silicon's receipt of satisfactory evidence of the occurrence of the Exclusion Event, any amounts outstanding under the Equipment Loan: MINUS

               (iv) the aggregate amounts then undrawn on all outstanding letters of credit, 10% of foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the Borrower.

Silicon may, from time to time, modify the advance rate(s) set forth herein in its good faith business judgment upon notice to Borrower based on changes in collection experience with respect to the Accounts or other issues or factors relating to the Accounts or the Collateral.

     Letter of Credit/10% of Foreign Exchange Contract/Cash Management Services Sublimit (Section 1.8, 1.9): $750,000.00

     SECTION 2 INTEREST.

     INTEREST RATE (Section 1.3):

     Revolving Loans:      A rate equal to the Prime Rate plus 1.50% per annum.

     Term Loan:            A rate equal to the Prime Rate plus 1.50% per annum.

     Equipment Loan:       A rate equal to the Prime Rate plus 2.00% per annum.

     Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. As used herein, "Prime Rate" means the greater of
     (i) 4.0%, or (ii) the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

     MINIMUM MONTHLY INTEREST (Section 1.3): $10,000 per month, payable in arrears on the last day of each month.

     SECTION 3 FEES

     (Section 1.6):

     Loan Fee:             $25,000.00 payable concurrently herewith.

     ADDITIONAL LOAN FEE: $12,500.00 payable upon the occurrence of the Profitability Event or, if sooner, upon Silicon's agreement to increase the Maximum Credit Limit to $7,500,000.00.

     COLLATERAL HANDLING FEE: $750.00 ($250.00 when not borrowing and Borrower has advised Silicon that it has elected to be on "non-borrowing reporting status" pursuant to Section 6, below) per month, payable in arrears.

     EARLY TERMINATION FEE: If the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to January 28, 2005, Borrower shall pay to Silicon a termination fee in the amount equal to $75,000 and if the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after January 28, 2005 but prior to the Maturity Date applicable to Revolving Loans, Borrower shall pay to Silicon a termination fee in the amount equal to $37,500.00. Notwithstanding the foregoing, no termination fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

     SECTION 4 MATURITY DATE

     (Section 6.1):

     Revolving Loans:      364 days from the date of this Agreement.

     Term Loan:            July 31, 2007.

     Equipment Loan:       July 31, 2007.

     SECTION 5 FINANCIAL COVENANTS

     (Section 5.1): Borrower shall comply with each of the following covenant(s).

     Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

     a. MINIMUM EBITDA:

     Borrower shall have rolling three (3) month EBITDA, to be tested as of the last day of each month, of not less than:

          (A) ($500,000), from the date of this Agreement through August 31, 2004;

          (B)  $1.00, from September 1, 2004 through November 30, 2004;

          (C)  $200,000, from December 1, 2004 through February 28, 2005; and

          (D)  $300,000, from March 1, 2005 and thereafter.

     b. MINIMUM CASH OR EXCESS AVAILABILITY:

     The Borrower shall at all times maintain $1,000,000.00 in (i) cash deposits maintained at Silicon, and/or (ii) excess "availability" under this Agreement (net of Revolving Loans, the Term

Loan, Equipment Loan, Letters of Credit or other indebtedness under this Agreement), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 above).

     SECTION 6 REPORTING.

     (Section 5.3):

     Borrower shall provide Silicon with the following:

     (a) Weekly (monthly, if no amounts are outstanding under this Agreement and Borrower has advised Silicon in writing that it has elected to be on "non-borrowing reporting status"), and upon each loan request, borrowing base certificates and transaction reports.

     (b) Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within fifteen days after the end of each month.

     (c) Monthly accounts receivable agings, aged by invoice date, and receivable reconciliations, within fifteen days after the end of each month.

     (d) Monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month.

     (e) Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Corporate Controller of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

     (f) Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

     (g) Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

     (h) Annual audited financial statements, as soon as available, and in any event within 180 days following the end of Borrower's fiscal year (or in the case of fiscal year 2003, on or before August 15, 2004), prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Silicon.

     (i) Such additional reports and information as Silicon may from time to time specify.

Borrower may elect to be on "non-borrowing reporting status" if Borrower notifies Silicon in writing that it so elects and there are no Revolving Loans or other Obligations outstanding hereunder (including, without limitation, any issued Letters of Credit). After Borrower has notified Silicon of its intention to be on "nonborrower reporting status", as further set forth in Section 4.3 of this Agreement, Borrower must provide Silicon at least 30 days prior written notice of its intention to borrow.

     SECTION 7 OTHER COVENANTS

     Borrower shall at all times comply with all of the following additional covenants:

     (a) BANKING RELATIONSHIP. In order for Silicon to properly monitor its loan arrangement with the Borrower, Borrower shall at all times maintain its primary banking relationship with Silicon, with all significant deposits to be maintained at Silicon.

     (b) SUBORDINATION OF INSIDE DEBT. Unless otherwise Permitted Indebtedness hereunder, all present and future indebtedness of the Borrower to its officers, directors and shareholders ("Inside Debt") shall, at all times, be subordinated to the Obligations pursuant to a subordination agreement on Silicon's standard form. Other than Permitted Indebtedness, Borrower represents and warrants that there is no Inside Debt presently outstanding. Prior to incurring any Inside Debt in the future, Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to Silicon a subordination agreement on Silicon's standard form.

     IN WITNESS WHEREOF, the parties hereto have caused this Schedule to Amended and Restated Loan and Security Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

                                       BORROWER:

                                       PICIS, INC.


                                       By: /s/ ROBERT SCOTT LENTZ
                                          ---------------------------
                                       Name: Robert Scott Lentz
                                       Title: Treasurer


                                       PICIS (WISCONSIN), INC.


                                       By: /s/ ROBERT SCOTT LENTZ
                                          ---------------------------
                                       Name: Robert Scott Lentz
                                       Title: Treasurer

                                       MEDICAL SYSTEMS MANAGEMENT, INC.


                                       By: /s/ ROBERT SCOTT LENTZ
                                          ---------------------------
                                       Name: Robert Scott Lentz
                                       Title: Treasurer

                                       IBEX HEALTHDATA SYSTEMS, INC.


                                       By: /s/ ROBERT SCOTT LENTZ
                                          ---------------------------
                                       Name: Robert Scott Lentz
                                       Title: Treasurer

                                       SILICON:

                                       SILICON VALLEY BANK, d/b/a
                                       SILICON VALLEY EAST


                                       By: /s/ DAVID G. RODRIGUEZ
                                          ---------------------------
                                       Name: David G. Rodriguez
                                       Title: Vice President

                           LOAN MODIFICATION AGREEMENT


     This Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of February 14, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and PICIS, INC., a Delaware corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, PICIS US, INC., formerly known as MEDICAL SYSTEMS MANAGEMENT, INC., a Massachusetts corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, PICIS (WISCONSIN), INC., a Wisconsin corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, and IBEX HEALTHDATA SYSTEMS, INC., a Delaware corporation with offices at 5600 North River Road, Rosemont, Illinois 60018 (jointly and severally, individually and collectively, "Borrower").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of July 28, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of July 28, 2004 between Borrower and Bank, as amended from time to time (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and certain Intellectual Property Security Agreements each dated July 28, 2004 (the "IP Agreements") (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

     3. DESCRIPTION OF CHANGE IN TERMS.

     MODIFICATION TO LOAN AGREEMENT.

     A. Section 1.2 of the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

          "1.2 Term Loan A. Subject to and upon, the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $1,500,000.00 ("Term Loan A"). Beginning on August 31, 2004 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $41,666.67, plus
     (b) interest on the outstanding amount of Term Loan A at the rate applicable to Tern Loan A as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan A shall be due and payable upon the Maturity Date applicable to Term Loan A.

          1.2A Term Loan C. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $5,000,000.00 ("Term Loan C") to be used to satisfy amounts owing by Borrower in connection with the Ray Forgit Debt and the Deferred Compensation Arrangements related to Medical Systems Management, Inc. Beginning on February 28, 2005 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $138,888,88, plus (b) interest on the outstanding amount of Term Loan C at the rate applicable to Term Loan C as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan C shall be due and payable upon the Maturity Date applicable to Term Loan C."

     B. Section 1.4 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "All Revolving Loans, the Term Loan, the Equipment Loan and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement."

          and substituting the following text therefor:

          "All Revolving Loans, Tern Loan A, the Equipment Loan, Term Loan C and all other monetary obligations shall boar interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement."

     C. Section 3 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "In order to induce Silicon to enter into this Agreement and to make the Term Loan, the Equipment Loan and the Revolving Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:"

          and substituting the following text therefor:

          "in order to induce Silicon to enter into this Agreement and to make Term Loan A, the Equipment Loan, Term Loan C and the Revolving Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:"

     D. Section 6.1 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "6.1 Maturity Date. This Agreement shall continue in effect as to the Revolving Loans, Term Loan, and Equipment Loan until the respective maturity dates set forth for such loans on the Schedule (the "Maturity Date") subject to Section 6.2 below."

          and substituting the following text therefor:

          "6.1 Maturity Date. This Agreement shall continue in effect as to the Revolving Loans, Tern Loan A, the Equipment Loan and Tern Loan C until the respective maturity dates set forth for such loans on the Schedule (the "Maturity Date") subject to Section 6.2 below."

     E. Section 7.1.(b) of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "(b) Borrower shall fail to pay when due any Revolving Loan, the Term Loan, the Equipment Loan or any interest thereon or any other monetary Obligation; or"

          and substituting the following text therefor:

          "(b) Borrower shall fail to pay when due any Revolving Loan, Term Loan A, the Equipment Loan, Term Loan C or any interest thereon, or any other monetary Obligation; or"

     F. Section 8 of the Loan Agreement is hereby amended by deleting the definition of "Profitability Event" and adding the following definitions of "Adjusted EBITDA", "Term Loan A Exclusion Event" and "Term Loan C Exclusion Event" in appropriate alphabetical order:

          ""ADJUSTED EBITDA" means earnings before interest, taxes, depreciation and amortization in accordance with GAAP, and before reimbursed expenses associated with Borrower's United Kingdom operations, as determined, by Silicon.

          "TERM LOAN A EXCLUSION EVENT" is the later to occur of (1) the achievement by Borrower of two (2) consecutive fiscal quarters of consolidated Adjusted EBITDA of at least $750,000 pet quarter or (ii) September 30, 2005.

          "TERM LOAN C EXCLUSION EVENT" is the later to occur of (i) the achievement by Borrower of two (2) consecutive fiscal quarters of consolidated Adjusted EBITDA of at least $1,250,000 per quarter or
          (ii) December 31, 2005."

     G. Section 8 of the Loan Agreement is hereby amended (i) by deleting the text "EBITDA" appearing in the definition of "Exclusion Event" and substituting the text "Adjusted EBITDA" therefor:

          (ii) by deleting the following text appearing in the definition of "Obligations":

          ""Obligations" means all, present and future Revolving Loans, the Term Loan, the Equipment Loan, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, including, without limitation, the Borrower's obligations pursuant to the IP Security Agreement, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, foreign exchange contracts, loan, Cash Management Services, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon."

          and substituting the following text therefor:

          ""Obligations" means all present and future Revolving Loans, Term Loan A, the Equipment Loan, Term Loan C, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, including, without limitation, the Borrower's obligations pursuant to the IP Security Agreement, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, foreign exchange contracts, loan, Cash Management Services, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon."

          (iii) by deleting the following text appearing in the definition of "Reserves":

          "In addition, beginning September 30, 2004, Silicon will establish a Reserve for Deferred Revenue offsets equal to 10% of Borrower's total Deferred Revenue (the "Deferred Revenue Reserve"); provided, however, Silicon will not establish a

          Deferred Revenue Reserve if Borrower's trailing three (3) month EBITDA is greater than or equal to (i) $100,000 as of (x) the three (3) month period ending on September 30, 2004, (y) the three (3) month period ending on October 31, 2004 and (z) the three (3) month period ending on November 30, 2004; and (ii) $300,000 as of the three (3) month period ending an December 31, 2004 and as of the end of each month thereafter."

     H. Section 1 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

          "SECTION 1 CREDIT LIMIT

          (Section 1.1): An amount not to exceed the lesser of (A) or (B), below:

          (A) (i) $7,500,000.00 (the "Maximum Credit Limit"); MINUS:

               (ii) prior to Silicon's receipt of satisfactory evidence of the occurrence of the Term Loan A Exclusion Event, any amounts outstanding under Term Loan A; MINUS

               (iii) prior to Silicon's receipt of satisfactory evidence of the occurrence of the Term Loan C Exclusion Event, fifty (50%) percent of any amounts outstanding under Term Loan C; MINUS

               (iv) prior to Silicon's receipt of satisfactory evidence off the occurrence of the Exclusion, Event, any amounts outstanding under the Equipment Loan; MINUS

               (v) the aggregate amounts then undrawn on all outstanding letters of credit, 10% of foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Sibson for the account and/or benefit of the Borrower.

          (B)  (i) 80.0% of the amount of the Borrower's Eligible Accounts;
          MINUS

               (ii) prior to Silicon's receipt of satisfactory evidence of the occurrence of the Term Loan A Exclusion Event, any amounts outstanding under Term Loan A; MINUS

               (iii) prior to Silicon's receipt of satisfactory evidence of the occurrence of the Term Loan C Exclusion Event, fifty (50%) percent of any amounts outstanding under the Term Loan C; MINUS

               (iv) prior to Silicon's receipt of satisfactory evidence of the occurrence of the Exclusion Event, any amounts outstanding under the Equipment Loan; MINUS

               (v) the aggregate amounts then undrawn on all outstanding letters of credit, 10% of foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the Borrower.

          Silicon may, from time to time, modify the advance rate(s) set forth herein in its good faith business judgment upon notice to Borrower based on changes in collection experience with respect to the Accounts or other issues or factors relating to the Accounts or the Collateral.

          Letter of Credit/10% of Foreign Exchange Contract/Cash Management Services Sublimit

          (Section 1.8, 1.9): $750,000.00"

     I. Section 2 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

          "SECTION 2 INTEREST

          Interest Rate (Section 1.3):

          Revolving Loans:             A rate equal to the Prime Rate plus 1.50%
                                       per annum.

          Term Loan A:                 A rate equal to the Prime Rate plus 1.50%
                                       per annum.

          Equipment Loan:              A rate equal to the Prime Rate plus 2.00%
                                       per annum.

          Term Loan C:                 A rate equal to the greater of (i) the
                                       Prime Rate plus 3.00% per annum, or
                                       (ii) 8.25% per annum.

          Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. As used herein, "Prime Rate" means the greater of (i) 4.0%, or (ii) the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate. In addition, the interest rate applicable to each of the Revolving Loans, Term Loan A, the Equipment Loan and Term Loan C shall be reduced by 0.50% per annum upon receipt by Silicon of evidence satisfactory to Silicon that Borrower has received net proceeds from the issuance of any equity securities of Borrower in an amount equal to at least $8,000,000.

               MINIMUM MONTHLY INTEREST (Section 1.3): $10,000 per month, payable in arrears on the last day of each month."

     J. Section 3 of the Schedule to the Loan Agreement is hereby amended (i) by deleting the following text appearing therein in its entirety:

          "Early Termination Fee: If the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to January 28, 2005, Borrower shall pay to Silicon a termination fee in the amount equal to $75,000 and if the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after January 28, 2005 but prior to the Maturity Date applicable to Revolving Loans, Borrower shall pay to Silicon a termination fee in the amount equal to $37,500.00. Notwithstanding the foregoing, no termination fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of involuntary prepayment, and if not paid immediately shall beat interest at a rate equal to the highest rate applicable to any of the Obligations."

          and substituting the following text therefor:

          "Early Termination Fee: If the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to July 31, 2005, Borrower shall pay to Silicon a termination fee in the amount equal to $75,000 and if the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after July 31, 2005 but prior to the Maturity Date applicable to Revolving Loans, Borrower shall pay to Silicon a termination fee in the amount equal to $37,500.00. In addition to the termination fee referenced in this subsection above, if Term Loan C is voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated (i) on or prior to December 31, 2005, Borrower shall pay to Silicon an additional termination fee in the amount equal to $100,000,
          (ii) after December 31, 2005 but on or prior to December 31, 2006, Borrower shall pay to Silicon an additional termination fee in the amount equal to $50,000, and (iii) after December 31, 2006 but prior to the Maturity Date applicable to Term Loan C, Borrower shall pay to Silicon an additional termination fee in the amount equal to $25,000. Notwithstanding the foregoing, no termination fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations."

          (ii) By deleting the "Additional Loan Fee" Section in its entirety.

          (iii) By deleting the following text appearing in the "Collateral Handling Fee Section:

          "($250.00 when not borrowing and Borrower has advised Silicon that it has elected to be on "non-borrowing status" pursuant to Section 6, below)".

     K. Section 4 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

          "4. MATURITY DATE

          (Section 6.1):

          Revolving Loans:          January 31, 2006.

          Term Loan A:              July 31, 2007.

          Equipment Loan:           July 31, 2007.

          Term Loan C:              January 31, 2008."

     L. Section 5 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

          "SECTION 5 FINANCIAL COVENANTS

          (Section 5.1): Borrower shall comply with each of the following covenant(s).

               Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

          a. MINIMUM ADJUSTED EBITDA:

          (i) BORROWER SHALL HAVE ROLLING THREE (3) MONTH ADJUSTED EBITDA, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS THAN:

          (A)  $250,000, from September 30, 2004 through November 30, 2004;

          (B)  $400,000, from December 1, 2004 through February 28, 2005;

          (C)  $600,000, from March 1, 2005 through November 30, 2005.

          (ii) BORROWER SHALL HAVE ROLLING SIX (6) MONTH ADJUSTED EBITDA, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OFF NOT LESS THAN:

          (A)  $1,500,000, from December 1, 2005 through February 29, 2006.

          (iii) BORROWER SHALL HAVE ROLLING THREE (3) MONTH ADJUSTED EBITDA, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS THAN:

          (A)  $1,000,000, from March 1, 2006 and thereafter.

          b.   MINIMUM CASH OR EXCESS AVAILABILITY:

          The Borrower shall at all times maintain $2,500,000.00 in (i) cash deposits maintained at Silicon, and/or (ii) excess "availability" under this Agreement (net of Revolving Loans, Term Loan A, the Equipment Loan, Term Loan C, Letters of Credit or other indebtedness under this Agreement), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 above)."

     M. Section 7(a) of the Schedule to the Loan Agreement is hereby amended by adding the following text at the end of the Section:

          "Silicon agrees, however, that (i) IBEX Healthdata Systems, Inc. may maintain a deposit account at Associated Bank of Chicago provided that the balance in such account may not exceed $400,000 at any time through June 30, 2005 and $10,000 at any time from and after July 1, 2005, and, (ii) PICIS US, Inc. may maintain a deposit account at Bank of America provided that the balance in such account may not exceed $100,000 at any time through June 30, 2005 and $10,000 at any time from and after July 1, 2005.

     4. FEES. Borrower shall pay to Bank a modification fee equal to Sixty Thousand Dollars ($60,000.00) which shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. WAIVERS. Bank hereby waives Borrower's failure to comply with the Minimum EBITDA requirement set forth in Section 5(a) of the Schedule to the Loan Agreement as of November 30, 2004 and December 31, 2004. The Bank's waiver of Borrower's compliance with said foregoing affirmative covenant shall apply only to the foregoing specific periods.

     6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreements and acknowledges, confirms and agrees that the IP Agreements contain an accurate and complete listing of all intellectual Property.

     7. RATIFICATION OF PERFECTION CERTIFICATES. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about July 28, 2004, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof.

     8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the

Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

     11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged, and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

     12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

                  [remainder of page intentionally left blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

PICIS, INC.


By: /s/ R. SCOTT LENTZ
---------------------------
Name:  R. Scott Lentz
Title:  Treasurer


PICIS US, INC., FORMERLY KNOWN AS

MEDICAL SYSTEMS MANAGEMENT, INC.


By: /s/ R. SCOTT LENTZ
---------------------------
Name:  R. Scott Lentz
Title:  Treasurer

PICIS (WISCONSIN), INC.


By: /s/ R. SCOTT LENTZ
---------------------------
Name:  R. Scott Lentz
Title:  Treasurer

IBEX HEALTHDATA SYSTEMS, INC.


By: /s/ R. SCOTT LENTZ
---------------------------
Name:  R. Scott Lentz
Title:  Treasurer

BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST


By: /s/ DAVID G. RODRIGUEZ
---------------------------
Name: David G. Rodriguez
Title: Vice President

                       SECOND LOAN MODIFICATION AGREEMENT

      This Second Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of June __, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and PICIS, INC., a Delaware corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, PICIS US, INC., FORMERLY KNOWN AS MEDICAL SYSTEMS MANAGEMENT, INC., a Massachusetts corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, PICIS (WISCONSIN), INC. a Wisconsin corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, and IBEX HEALTHDATA SYSTEMS, INC., a Delaware corporation with offices at 5600 North River Road, Rosemont, Illinois 60018 (jointly and severally, individually and collectively, "Borrower").

      1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of July 28, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of July 28, 2004 between Borrower and Bank, as amended from time to time (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

      2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and certain Intellectual Property Security Agreements each dated July 28, 2004 (the "IP Agreements") (together with any other collateral security granted to Bank, the "Security Documents").

      Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

      3. DESCRIPTION OF CHANGE IN TERMS.

      MODIFICATION TO LOAN AGREEMENT.

      a. Section 5a. of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

            "a.   MINIMUM ADJUSTED EBITDA:

            (i) BORROWER SHALL HAVE A TRAILING ONE (1) MONTH ADJUSTED EBITDA, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS
                  THAN:

            (A)   $100,000, April 30, 2005 through May 31, 2005.

            (II) BORROWER SHALL HAVE A TRAILING THREE (3) MONTH ADJUSTED EBITDA, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS THAN:

            (A)   $600,000, June 30, 2005 through November 30, 2005.

            (III) BORROWER SHALL HAVE A TRAILING SIX (6) MONTH ADJUSTED EBITDA,
                  TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS
                  THAN:

            (A)   $1,500,000, December 31, 2005 through February 28, 2006

            (IV) BORROWER SHALL HAVE A TRAILING THREE (3) MONTH ADJUSTED EBITDA, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS THAN:

            (A)   $1,000,000, March 31, 2006 and thereafter."

      4. FEES. Borrower shall pay to Bank a modification fee equal to Five Thousand Dollars ($5,000.00) which shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

      5. WAIVERS. Bank hereby waives Borrower's failure to comply with the Minimum Adjusted EBITDA requirement set forth in Section 5a. of the Schedule to the Loan Agreement as of March 31, 2005. The Bank's waiver of Borrower's compliance with said foregoing affirmative covenant shall apply only to the foregoing specific period.

      6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreements and acknowledges, confirms and agrees that the IP Agreements contain an accurate and complete listing of all Intellectual Property.

      7. RATIFICATION OF PERFECTION CERTIFICATES. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about July 28, 2004, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof.

      8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

      9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

      10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

      11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

      12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

                  [remainder of page intentionally left blank]

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

PICIS, INC.


By: /s/ ROBERT SCOTT LENTZ
    -------------------------------------
Name: Robert Scott Lentz
Title: Treasurer, CFO


PICIS US, INC., FORMERLY KNOWN AS

MEDICAL SYSTEMS MANAGEMENT, INC.


By: /s/ ROBERT SCOTT LENTZ
    -------------------------------------
Name: Robert Scott Lentz
Title: Treasurer, CFO


PICIS (WISCONSIN), INC.


By: /s/ ROBERT SCOTT LENTZ
    -------------------------------------
Name: Robert Scott Lentz
Title: Treasurer, CFO


IBEX HEALTHDATA SYSTEMS, INC.


By: /s/ ROBERT SCOTT LENTZ
    -------------------------------------
Name: Robert Scott Lentz
Title: Treasurer, CFO


BANK:


SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST


By: /s/ DAVID G. RODRIGUEZ
    -------------------------------------
Name: David G. Rodriguez
Title: Vice President

                        THIRD LOAN MODIFICATION AGREEMENT

      This Third Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of December __, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and PICIS, INC., a Delaware corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01580, PICIS US, INC., formerly known as MEDICAL SYSTEMS MANAGEMENT, INC., a Massachusetts corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, PICIS (WISCONSIN), INC. a Wisconsin corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, and IBEX HEALTHDATA SYSTEMS, INC., a Delaware corporation with offices at 5600 North River Road, Rosemont, Illinois 60018 (jointly and severally, individually and collectively, "Borrower").

      1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of July 28, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of July 28, 2004 between Borrower and Bank, as amended from time to time (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

      2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and certain Intellectual Property Security Agreements each dated July 28, 2004 (the "IP Agreements") (together with any other collateral security granted to Bank, the "Security Documents").

      Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

      3. DESCRIPTION OF CHANGE IN TERMS.

         MODIFICATION TO LOAN AGREEMENT.

            A. Section 1.2 of the Loan Agreement is hereby amended by
               deleting the following text appearing therein in its entirety:

            "1.2 Term Loan A. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $1,500,000.00 ("Term Loan A"). Beginning on August 31, 2004 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $41,666.67, plus (b) interest on the outstanding amount of Term Loan A at the rate applicable to Term Loan A as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan A shall be due and payable upon the Maturity Date applicable to Term Loan A.

                  1.2A Term Loan C. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $5,000,000.00 ("Term Loan C") to be used to satisfy amounts owing by Borrower in connection with the Ray Forgit Debt and the Deferred Compensation Arrangements related to Medical Systems Management, Inc. Beginning on February 28, 2005 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $138,888.88, plus (b) interest on the outstanding amount of Term Loan C at the rate applicable to Term Loan C as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan C shall be due and payable upon the Maturity Date applicable to Term Loan C."

                  and substituting the following text therefor:

                  "1.2 Term Loan A. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $1,500,000,00 ("Term Loan A"). Beginning on August 31, 2004 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $41,666.67, plus (b) interest on the outstanding amount of Term Loan A at the rate applicable to Term Loan A as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan A shall be due and payable upon the Maturity Date applicable to Term Loan A.

                  1.2A Term Loan C. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $5,000,000.00 ("Term Loan C") to be used to satisfy amounts owing by Borrower in connection with the Ray Forgit Debt and the Deferred Compensation Arrangements related to Medical Systems Management, Inc. Beginning on February 28, 2005 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $138,888.88, plus (b) interest on the outstanding amount of Term Loan C at the rate applicable to Term Loan C as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan C shall be due and payable upon the Maturity Date applicable to Term Loan C.

                  1.2B Term Loan D. Subject to and upon the terms and conditions of this Agreement, Silicon shall make a term loan to Borrower in the amount of $6,750,000.00 ("Term Loan D"), the proceeds of which shall be used to satisfy Borrower's then outstanding obligations to Silicon under Term Loan A, the Equipment Loan and Term Loan C, with the remaining amounts available under Term Loan D to provide for the financing of Borrower's 2005 capital expenditures. Beginning on January 31, 2006 and continuing on last day of each month thereafter, Borrower shall pay to Silicon (a) monthly installments of principal each in the amount of $225,000.00, plus (b) interest on the outstanding amount of Term Loan D at the rate applicable to Term
            Loan D as set forth on the Schedule. The entire outstanding principal balance, plus all accrued and unpaid interest and other charges under Term Loan D shall be due and payable upon the Maturity Date applicable to Term Loan D set forth in Section 6.1, below.

                  1.2C Term Loan E. From the date of this Agreement through
            December 31, 2006 (the "Equipment Loan Availability End Date"), Silicon shall make advances in minimum amounts of $100,000.00 (the "Term Loan E") to Borrower upon Borrower's request in accordance with the procedures for Revolving Loan requests set forth in Section
            1.7 below (together with such supporting documentation as may be required by Silicon) in an aggregate amount not to exceed the lesser of (a) $1,500,000.00, or (b) 100% of the documented cost of Eligible Equipment purchased within ninety (90) days of a requested advance hereunder. As used herein, "Eligible Equipment" means Equipment of the Borrower subject to a first perfected security interest in favor of Silicon which Silicon, in its good faith business judgment, deems eligible for borrowing, provided, however, up to $400,000.00 of the amounts advanced hereunder may be used to finance Eligible Equipment comprised of software purchased by Borrower. From the date of this Agreement through the Equipment Loan Availability End Date, on the last day of each month, Borrower shall pay to Silicon a monthly payment of interest at the rate set forth in this Agreement applicable to Term Loan E based upon the principal amount advanced by Silicon, if any, under Term Loan E. Borrower shall thereafter repay Term Loan E to Silicon in monthly installments of principal based upon the amount of principal outstanding under Term Loan E on the Equipment Loan Availability End Date and a thirty (30) month straight line amortization schedule, plus interest on the outstanding amount of Term Loan E at the rate set forth in this Agreement (the "Term Loan E Payment"). Each Term Loan E Payment shall be due on and payable commencing on January 31, 2007 and continuing on the last day of each month thereafter until the Maturity Date applicable to Term Loan E set forth in Section 6.1, below."

            B. Section 1.4 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

                  "All Revolving Loans, Term Loan A, the Equipment Loan, Term Loan C and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement."

                  and substituting the following text therefor:

                  "All Revolving Loans, Term Loan D, Term Loan E and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement."

            C. Section 3 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

                  "In order to induce Silicon to enter into this Agreement and to make Term Loan A, the Equipment Loan, Term Loan C and The Revolving Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:"

                  and substituting the following text therefor:

                  "In order to induce Silicon to enter into this Agreement and to make Term Loan D, Term Loan E and the Revolving Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:"

            D. Section 6.1 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

                  "6.1 Maturity Date. This Agreement shall continue in effect as to the Revolving Loans, Term Loan A, the Equipment Loan and Term Loan C until the respective maturity dates set forth for such loans on the Schedule (the "Maturity Date") subject to
                  Section 6.2 below."

                  and substituting the following text therefor:

                  "6.1 Maturity Date. This Agreement shall continue in effect as to the Revolving Loans, Term Loan D and Term Loan E until the respective maturity dates set forth for such loans on the Schedule (the "Maturity Date") subject to Section 6.2 below."

            E. Section 7.1(b) of the Loan Agreement is hereby amended by deleting the following text appearing therein:

                  "(b) Borrower shall fail to pay when due any Revolving Loan, Term Loan A, the Equipment Loan, Term Loan C or any interest thereon or any other money obligation; or"

                  and substituting the following text therefor:

                  "(b) Borrower shall fail to pay when due any Revolving Loan, Term Loan D, Term Loan E or any interest thereon or any other monetary Obligation; or"

            F. Section 8 of the Loan Agreement is hereby amended by deleting the definitions of "Adjusted EBITDA", "Term Loan A Exclusion Event" and "Term Loan C Exclusion Event" and adding the following definitions in appropriate alphabetical order:

                  ""Adjusted Quick Ratio" is the ratio of (i) Quick Assets to
                  (ii) Current Liabilities minus Borrower's Deferred Revenue liabilities plus the long-term portion of Obligations owing to Silicon.

                  "Current Liabilities" are all obligations and liabilities of Borrower to Silicon, plus, without duplication, the aggregate amount of Borrower's Total Liabilities which mature within one
                  (1) year.

                  "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit,
                  (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations which are or should be, under generally accepted accounting principles, recorded as "capital leases", and (d) contingent obligations.

                  "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents maintained at Silicon, net billed accounts receivable and investments with maturities of fewer than 12 months determined in accordance with generally accepted accounting principles.

                  "Total Liabilities" is on any day, obligations that should, under generally accepted accounting principles, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness that should, under generally accepted accounting principles be classified as liabilities on Borrower's consolidated balance sheet, and current portion of Subordinated Debt permitted by Silicon to be paid by Borrower, but excluding all other Subordinated Debt."

            G. Section 8 of the Loan Agreement is hereby amended by deleting the following text appearing in the definition of "Obligations":

                  "Obligations" means all present and future Revolving Loans, Term Loan A, the Equipment Loan, Term Loan C, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, including, without limitation, the Borrower's obligations pursuant to the IP Security Agreement, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, foreign exchange contracts, loan, Cash Management Services, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon."

                  and substituting the following text therefor:

                  ""Obligations" means all Present and future Revolving Loans, Term Loan D, Term Loan E, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, including, without limitation, the Borrower's obligations pursuant to the IP Security Agreement, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, foreign exchange contracts, loan, Cash Management Services, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon."

            H. Section 1 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                  "Section 1 CREDIT LIMIT

                  (Section 1.1): An amount not to exceed the lesser of (A) or
                  (B), below:

                        (A.)  (i) $5,000,000.00 (the "Maximum Credit Limit");
                              MINUS

                              (ii) the aggregate amounts then undrawn on all outstanding letters of credit; 10% of foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the Borrower.

                        (B) (1) 80.0% of the amount of the Borrower's Eligible Accounts; MINUS

                              (ii)  twenty-five (25%) percent any amounts
                              outstanding under Term Loan D; MINUS

                              (iii) twenty-five (25%) percent of any amounts outstanding under Term Loan E; MINUS

                              (iv) the aggregate amounts then undrawn an all outstanding letters of credit, 10% of foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the Borrower.

                        Silicon may, from time to time, modify the advance rate(s) set forth herein in its good faith business judgment upon notice to Borrower based on changes in collection experience with respect to the Accounts or other issues or factors relating to the Accounts or the Collateral.

                        Letter of Credit/10%, of Foreign Exchange Contract/Cash Management Services Sublimit

                        (Section 1.8,1.9):          $750,000.00"

                  I. Section 2 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                        "Section 2       INTEREST

                        Interest Rate (Section 1.3):

                        (i) For all Revolving Loans hereunder: Interest shall accrue on Revolving Loans at a rate equal to the "Prime Rate" in effect from time to time, plus 0.75% per annum, provided, however, in the event Borrower furnishes Silicon with evidence satisfactory to Silicon in its reasonable discretion and in accordance with generally accepted accounting principles that Borrower's previous two consecutive quarter's EBITDA minus capital expenditures for each such quarterly period is greater than $500,000, the applicable interest margin shall be reduced from 0.75% per annum to 0.25% per annum, effective as of the first day of the following month.

                        (ii) For Term Loan D and Term Loss E: Interest shall accrue on Term Loan D and Term Loan E at a rate equal to the "Prime Rate" in effect from time to time, plus 1.75% per annum, provided, however, in the event Borrower furnishes Silicon with evidence satisfactory to Silicon in its reasonable discretion and in accordance with generally accepted accounting principles that Borrower's previous two consecutive quarter's EBITDA minus capital expenditures for each such quarterly period is greater than $500,000, the applicable interest margin shall be reduced from 1.75% per annum to 1.00% per annum, effective as of the first day of the following month.

                        Interest in all circumstances shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the greater of (i) 4.00%, or
                        (ii) the rate announced from time to time by Silicon as its "prime rate," it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

                        Minimum Monthly Interest (Section 1.3): Not applicable."

                  J. Section 3 of the Schedule to the Loan Agreement is hereby amended (i) by deleting the following text appearing therein in its entirety:

                        "Early Termination Fee: If the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to July 31, 2005, Borrower shall pay to Silicon a termination fee in the amount equal to $75,000 and if the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after July 31, 2005 but prior to the Maturity Date applicable to Revolving Loans, Borrower shall pay to Silicon a termination fee in the amount equal to $37,500.00. In addition to the termination fee referenced in this subsection above, if Term Loan C is voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated (i) on or prior to December 31, 2005, Borrower shall pay to Silicon an additional termination fee in the amount equal to $100,000, (ii) after December 31, 2005 but on or prior to December 31, 2006, Borrower shall pay to Silicon an additional termination fee in the amount equal to $50,000, and (iii) after December 31, 2006 but prior to the Maturity Date applicable to Term Loan C, Borrower shall pay to Silicon an additional termination fee fn the amount equal to $25,000. Notwithstanding the foregoing, no termination on fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations."

                        and substituting the following text therefor:

                        "Early Termination Fee: If the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to June 30, 2006, Borrower shall pay to Silicon a termination fee in the amount of $50,000.00 and if the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after June 30, 2006 but prior to the Maturity Date applicable to Revolving Loans, Borrower shall pay to Silicon a termination fee in the amount of $25,000.00. In addition to and supplemental of the termination; fee referenced in this subsection above,

                        (i) if Term Loan D or Term Loan E is voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated an or prior to December 31, 2006, Borrower shall pay to Silicon an additional termination fee in the amount of $100,000, and (if) if Term Loan D or Term Loan E is voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after December 31, 2006 but on or prior to December 31, 2007, Borrower shall pay to Silicon an additional termination fee in the amount of $50,000. Notwithstanding the foregoing, no termination fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of involuntary prepayment; and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations."

                        (ii) By deleting the following text appearing in the "Collateral Handling Fee" Section:

                        "Collateral Handling Fee: $750.00 per month, payable in arrears."

                        and substituting the following text therefor:

                        "Collateral Handling Fee; intentionally omitted."

                  K. Section 4 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                        "4. MATURITY DATE

                        (Section 6.1):

                        Revolving Loans:          December _, 2006.

                        Term Loan D:              June 30, 2008.

                        Term Loan E:              June 30, 2009."

                  L. Section 5 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                        "SECTION 5 FINANCIAL COVENANTS

                        (Section 5.1): Borrower shall comply with each of the following covenants.

                              Compliance shall be determined as of the end of
                        each month, except as otherwise specifically provided below:

                              a. Minimum EBITDA:

                             (i) Borrower shall have rolling three (3) month EBITDA, to be tested as of the last day of each month, of not less than:

                             (A) ($1,000,000), frown November 30, 2005 through
                             March 31, 2006;

                             (B) ($750,000), from April 1, 2006 through
                             June 30, 2006;

                             (C) ($500,000), from July 1, 2006 through
                             December 31, 2006;

                             (D) ($250,000), from January 1, 2007 through
                             March 31, 2007;

                             (E) $0.00, from April 1, 2007 through
                             June 30, 2007;

                             (F) $250,000, from July 1, 2007 through
                             September 30, 2007; and

                             (G) $500,000, from October 1, 2007 and thereafter.

                              b. Minimum Adjusted Quick Ratio:

                              Borrower shall not permit its minimum Adjusted Quick Ratio at any time, but tested monthly as of the end of each month, to be less than
                              1.25 to 1.00.

                  M. Section 6 of the Schedule to the Loan Agreement is hereby amended (i) by deleting the following text appearing therein in its entirety:

                        "(a) Weekly (monthly, if no amounts are outstanding under this Agreement and Borrower has advised Silicon in writing that it has elected to be on "non-borrowing reporting status"), and upon each loan request, borrowing base certificates and transaction reports."

                        and substituting the following text therefor:

                        "(a) Weekly (monthly, if no Revolving Loans are outstanding under this Agreement and Borrower has advised Silicon in writing that it has elected to be on "non borrowing reporting status"), and upon each loan request, borrowing base certificates and transaction reports."

                        (ii) By deleting the following text appearing therein in its entirety:

                        "Borrower may elect to be on "non-borrowing reporting status" if Borrower notifies Silicon in writing that it so elects and there are no Revolving Loads or other Obligations outstanding hereunder (including, without limitation, any issued Letters of Credit). After Borrower has notified Silicon of its intention to be on "non-borrower reporting status", as further set forth in
                        Section 4.3 of this Agreement, Borrower must provide Silicon at least 30 days prior written notice of its intention to borrow."

                        and substituting the following text therefor:

                        "Borrower may elect to be on "non-borrowing reporting status" if Borrower notifies Silicon in writing that it so elects and there are no Revolving Loans outstanding hereunder. After Borrower has notified Silicon of its intention to be on "non-borrower reporting status", as further set forth in Section 4.3 of this Agreement, Borrower must provide Silicon at least 30 days prior written notice of its intention to borrow."

      4. FEES. Borrower shall pay to Bank a modification fee equal to Thirty-Five Thousand Dollars ($35,000.00) which shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

      5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreements and acknowledges, confirms and agrees that the IP Agreements contain an accurate and complete listing of all Intellectual Property.

      6. RATIFICATION OF PERFECTION CERTIFICATES. Except as Borrower has otherwise previously disclosed to Bank, Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about July 28, 2004, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof.

      7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

      8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

      9. NO DEFENSES OF BORROW. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to if he Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

      10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

      11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

                  [remainder of page intentionally left blank]

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

PICIS, INC.


By: /s/ R. SCOTT LENTZ
    -------------------------------------
Name:  R. Scott Lentz
Title:  Secretary, CFO


PICIS US, INC., FORMERLY KNOWN AS

MEDICAL SYSTEMS MANAGEMENT, INC.


By: /s/ R. SCOTT LENTZ
    -------------------------------------
Name:  R. Scott Lentz
Title:  Secretary, Treasurer


PICIS (WISCONSIN), INC.


By: /s/ R. SCOTT LENTZ
    -------------------------------------
Name:  R. Scott Lentz
Title:  Vice President, Secretary, Treasurer


IBEX HEALTHDATA SYSTEMS, INC.


By: /s/ R. SCOTT LENTZ
    -------------------------------------
Name:  R. Scott Lentz
Title:  Secretary


BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST


By: /s/ [illegible signature]
    -------------------------------------
Name:
Title: Vice President

                       FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement (this "LOAN MODIFICATION AGREEMENT') is entered into as of June 29, 2006, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("BANK") and PICIS, INC., a Delaware corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, and PICIS (WISCONSIN), INC. a Wisconsin corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880 (jointly and severally, individually and collectively, "BORROWER").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of July 28, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of July 28, 2004 between Borrower, Picis US, Inc., a Massachusetts corporation ("PICIS US"), IBEX Healthdata Systems, Inc., a Delaware corporation ("IBEX") and Bank, as amended from time to time (as amended, the "LOAN AGREEMENT"). Effective as of December 31, 2005, Picis US and IBEX were merged with and into Picis, Inc., a Delaware corporation, with Picis, Inc. being the surviving corporation. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and certain Intellectual Property Security Agreements each dated July 28, 2004 (the "IP AGREEMENTS") (together with any other collateral security granted to Bank, the "SECURITY DOCUMENTS").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "EXISTING LOAN DOCUMENTS".

3. DESCRIPTION OF CHANGE IN TERMS.

     MODIFICATION TO LOAN AGREEMENT.

     A. Section 1.2 of the Loan Agreement is hereby amended by inserting the following text as a new Section 1.2 D, immediately below the text of
          Section 1.2C:

          "1.2D TERM LOAN F. SUBJECT TO AND UPON THE TERMS AND CONDITIONS OF THIS AGREEMENT, SILICON SHALL MAKE A TERM LOAN TO BORROWER IN THE AMOUNT OF FIFTEEN MILLION DOLLARS ($15,000,000.00) ("TERM LOAN F"). THE PROCEEDS OF TERM LOAN F SHALL BE USED TO SATISFY BORROWER'S THEN OUTSTANDING OBLIGATIONS TO SILICON UNDER TERM LOAN D AND TERM LOAN E, WITH THE REMAINING PROCEEDS USED TO PROVIDE FOR THE FINANCING OF BORROWER'S WORKING CAPITAL NEEDS. COMMENCING ON JULY 1, 2006 AND CONTINUING ON FIRST DAY OF EACH MONTH THEREAFTER, BORROWER SHALL PAY TO SILICON (A) MONTHLY INSTALLMENTS OF PRINCIPAL EACH IN THE AMOUNT OF $416,666.66, PLUS (B) ACCRUED INTEREST ON THE OUTSTANDING AMOUNT OF TERM LOAN F AT THE RATE APPLICABLE TO TERM LOAN F AS SET FORTH ON THE SCHEDULE. THE ENTIRE OUTSTANDING PRINCIPAL BALANCE, PLUS ALL ACCRUED AND UNPAID INTEREST AND OTHER CHARGES UNDER TERM LOAN F SHALL BE DUE AND PAYABLE UPON THE MATURITY DATE APPLICABLE TO TERM LOAN F AS SET FORTH ON THE SCHEDULE."

     B. Section 1.4 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "All Revolving Loans, Term Loan D, Term Loan E and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement."

          and substituting the following text therefor:

          "ALL REVOLVING LOANS, TERM LOAN F AND ALL OTHER MONETARY OBLIGATIONS SHALL BEAR INTEREST AT THE RATE SHOWN ON THE SCHEDULE, EXCEPT WHERE EXPRESSLY SET FORTH TO THE CONTRARY IN THIS AGREEMENT."

     C. Section 3 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "In order to induce Silicon to enter into this Agreement and to make Term Loan D, Term Loan E and the Revolving Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:"

          and substituting the following text therefor:

          "IN ORDER TO INDUCE SILICON TO ENTER INTO THIS AGREEMENT AND TO MAKE TERM LOAN F AND THE REVOLVING LOANS, BORROWER REPRESENTS AND WARRANTS TO SILICON AS FOLLOWS, AND BORROWER COVENANTS THAT THE FOLLOWING REPRESENTATIONS WILL CONTINUE TO BE TRUE, AND THAT BORROWER WILL AT ALL TIMES COMPLY WITH ALL OF THE FOLLOWING COVENANTS, THROUGHOUT THE TERM OF THIS AGREEMENT AND UNTIL ALL OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL:"

     D. Section 4.4 of the Loan Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following text in its stead:

          "NOTWITHSTANDING THE FOREGOING, IN THE EVENT (I) NO EVENT OF DEFAULT HAS OCCURRED AND (II) BORROWER MAINTAINS LIQUIDITY GREATER THAN $20,000,000.00, FUNDS RECEIVED BY SILICON IN THE LOCKBOX ACCOUNT ("LOCKBOX FUNDS") SHALL BE TRANSFERRED BY SILICON TO AN OPERATING ACCOUNT OF BORROWER MAINTAINED AT SILICON; PROVIDED, HOWEVER, THAT IN THE EVENT THAT LIQUIDITY IS, AT ANY TIME, LESS THAN $20,000,000.00 BUT GREATER THAN $17,500,000.00, THEN ALL LOCKBOX FUNDS SHALL BE APPLIED IN REDUCTION OF THE REVOLVING LOANS, UNTIL THE AGGREGATE PRINCIPAL BALANCE OF ALL REVOLVING LOANS IS EQUAL TO $2,500,000.00, AND THEREAFTER SUCH LOCKBOX FUNDS SHALL BE TRANSFERRED BY SILICON TO AN OPERATING ACCOUNT OF BORROWER MAINTAINED AT SILICON; PROVIDED, FURTHER, THAT IN THE EVENT THAT LIQUIDITY IS, AT ANY TIME, LESS THAN $17,500,000.00, THEN ALL LOCKBOX FUNDS SHALL BE APPLIED IN REDUCTION OF THE REVOLVING LOANS UNTIL ALL REVOLVING LOANS HAVE BEEN PAID IN FULL."

     E. Section 6.1 of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "6.1 MATURITY DATE. This Agreement shall continue in effect as to the Revolving Loans, Term Loan D and Term Loan E until the respective maturity dates set forth for such loans on the Schedule (the "Maturity Date") subject to Section 6.2 below."

          and substituting the following text therefor:

          "6.1 MATURITY DATE. THIS AGREEMENT SHALL CONTINUE IN EFFECT AS TO THE REVOLVING LOANS AND TERM LOAN F UNTIL THE RESPECTIVE MATURITY DATES SET FORTH FOR SUCH LOANS ON THE SCHEDULE (THE "MATURITY DATE") SUBJECT TO SECTION 6.2 BELOW."

     F. Section 7.1(b) of the Loan Agreement is hereby amended by deleting the following text appearing therein:

          "(b) Borrower shall fail to pay when due any Revolving Loan, Term Loan D, Term Loan E or any interest thereon or any other monetary Obligation; or"

          and substituting the following text therefor:

          "(b) BORROWER SHALL FAIL TO PAY WHEN DUE ANY REVOLVING LOAN, TERM LOAN F OR ANY INTEREST THEREON OR ANY OTHER MONETARY OBLIGATION; OR"

     G. Section 8 of the Loan Agreement is hereby amended by inserting the following definitions in their proper alphabetical sequence:

          ""LIQUIDITY" IS, ON ANY DATE, THE BORROWER'S UNRESTRICTED CASH AND CASH EQUIVALENTS MAINTAINED AT SILICON PLUS AMOUNTS AVAILABLE TO BE BORROWED DIRECTLY AS A REVOLVING LOAN (EXCLUSIVE OF ANY AMOUNTS AVAILABLE UNDER SECTIONS 1.8 AND 1.9 WITH RESPECT TO LETTERS OF CREDIT, CASH MANAGEMENT SERVICES, FOREIGN EXCHANGE CONTRACTS AND OTHER CREDIT ACCOMMODATIONS).

          "TERM LOAN RESERVE" MEANS A RESERVE EQUAL TO THIRTY-THREE (33%) PERCENT OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; PROVIDED, HOWEVER, THAT IN THE EVENT THAT LIQUIDITY IS (I) LESS THAN $20,000,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FORTY PERCENT (40%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F, AND
          (II) LESS THAN $17,500,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F."

     H. Section 8 of the Loan Agreement is hereby amended by deleting the definition of "EBITDA" in its entirety and inserting the following text in its stead:

          ""EBITDA" MEANS EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION IN ACCORDANCE WITH GAAP, PLUS, SOLELY TO THE EXTENT DEDUCTED THEREFROM, NON-CASH STOCK COMPENSATION EXPENSES

     I. Section 8 of the Loan Agreement is hereby amended by deleting the definition of "Obligations" in its entirety and inserting the following text in its stead:

          ""OBLIGATIONS" MEANS ALL PRESENT AND FUTURE REVOLVING LOANS, TERM LOAN F, ADVANCES, DEBTS, LIABILITIES, OBLIGATIONS, GUARANTIES, COVENANTS, DUTIES AND INDEBTEDNESS AT ANY TIME OWING BY BORROWER TO SILICON, WHETHER EVIDENCED BY THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT OR DOCUMENT, INCLUDING, WITHOUT LIMITATION, THE BORROWER'S OBLIGATIONS PURSUANT TO THE IP SECURITY AGREEMENT, WHETHER ARISING FROM AN EXTENSION OF CREDIT, OPENING OF A LETTER OF CREDIT, BANKER'S ACCEPTANCE, FOREIGN EXCHANGE CONTRACTS, LOAN, CASH MANAGEMENT SERVICES, GUARANTY, INDEMNIFICATION OR OTHERWISE, WHETHER DIRECT OR INDIRECT (INCLUDING, WITHOUT LIMITATION, THOSE ACQUIRED BY ASSIGNMENT AND ANY PARTICIPATION BY SILICON IN BORROWER'S DEBTS OWING TO OTHERS), ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, INCLUDING, WITHOUT LIMITATION, ALL INTEREST, CHARGES, EXPENSES, FEES, ATTORNEY'S FEES, EXPERT WITNESS FEES, AUDIT FEES, LETTER OF CREDIT FEES, COLLATERAL MONITORING FEES, CLOSING FEES, FACILITY FEES, TERMINATION FEES, MINIMUM INTEREST CHARGES AND ANY OTHER SUMS CHARGEABLE TO BORROWER UNDER THIS AGREEMENT OR UNDER ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN BORROWER AND SILICON."

     J. Section 1 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

          "SECTION 1 CREDIT LIMIT

          (SECTION 1.1): AN AMOUNT NOT TO EXCEED THE LESSER OF (A) OR (B),
          BELOW:

               (A)  (I) $6,500,000.00 (THE "MAXIMUM CREDIT LIMIT"); MINUS

                    (II) THE AGGREGATE AMOUNTS THEN UNDRAWN ON ALL OUTSTANDING
                         LETTERS OF CREDIT, 10% OF FOREIGN EXCHANGE CONTRACTS, OR ANY OTHER ACCOMMODATIONS ISSUED OR INCURRED, OR CAUSED TO BE ISSUED OR INCURRED BY SILICON FOR THE ACCOUNT AND/OR BENEFIT OF THE BORROWER.

               (B) (I) 80.0% OF THE AMOUNT OF THE BORROWER'S ELIGIBLE ACCOUNTS; MINUS

                    (II) THE TERM LOAN RESERVE; MINUS

                    (IV) THE AGGREGATE AMOUNTS THEN UNDRAWN ON ALL OUTSTANDING
                         LETTERS OF CREDIT, 10% OF FOREIGN EXCHANGE CONTRACTS, OR ANY OTHER ACCOMMODATIONS ISSUED OR INCURRED, OR CAUSED TO BE ISSUED OR INCURRED BY SILICON FOR THE ACCOUNT AND/OR BENEFIT OF THE BORROWER.

          NOTWITHSTANDING THE FOREGOING OR ANYTHING ELSE SET FORTH IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOANS (EXCLUSIVE OF LETTERS OF CREDIT, FOREIGN EXCHANGE CONTRACTS OR CASH MANAGEMENT SERVICES) EXCEED, AT ANY TIME, THE AGGREGATE AMOUNT OF $5,000,000. SILICON MAY, FROM TIME TO TIME, MODIFY THE ADVANCE RATE(S) SET FORTH HEREIN IN ITS GOOD FAITH BUSINESS JUDGMENT UPON NOTICE TO BORROWER BASED ON CHANGES IN COLLECTION EXPERIENCE WITH RESPECT TO THE ACCOUNTS OR OTHER ISSUES OR FACTORS RELATING TO THE ACCOUNTS OR THE COLLATERAL.

          LETTER OF CREDIT/10% OF FOREIGN EXCHANGE CONTRACT/CASH MANAGEMENT SERVICES SUBLIMIT

          (SECTION 1.8, 1.9): $1,500,000.00"

     K. Section 2 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

          "SECTION 2       INTEREST.

          INTEREST RATE (SECTION 1.3):

          (I) REVOLVING LOANS: INTEREST SHALL ACCRUE ON REVOLVING LOANS AT A RATE EQUAL TO THE "PRIME RATE" IN EFFECT FROM TIME TO TIME, PLUS 0.75% PER ANNUM, PROVIDED, HOWEVER, IN THE EVENT BORROWER FURNISHES SILICON WITH EVIDENCE SATISFACTORY TO SILICON IN ITS REASONABLE DISCRETION THAT THE BORROWER HAS RECEIVED NOT LESS THAN $50,000,000.00 IN NET CASH PROCEEDS FROM AN INITIAL PUBLIC OFFERING OF ITS EQUITY SECURITIES, THE APPLICABLE INTEREST MARGIN SHALL BE REDUCED FROM 0.75% PER ANNUM TO ZERO PERCENT (0.00%) PER ANNUM, EFFECTIVE AS OF THE FIRST DAY OF THE FOLLOWING MONTH.

          (II) TERM LOAN F: INTEREST SHALL ACCRUE ON TERM LOAN F AT A RATE EQUAL TO THE "PRIME RATE" IN EFFECT FROM TIME TO TIME, PLUS 1.75% PER ANNUM, PROVIDED, HOWEVER, IN THE EVENT BORROWER FURNISHES SILICON WITH EVIDENCE SATISFACTORY TO SILICON IN ITS REASONABLE DISCRETION THAT THE BORROWER HAS RECEIVED NOT LESS THAN $50,000,000.00 IN NET CASH PROCEEDS FROM AN INITIAL PUBLIC OFFERING OF ITS EQUITY SECURITIES, THE APPLICABLE INTEREST MARGIN SHALL BE REDUCED FROM 1.75% PER ANNUM TO ZERO PERCENT (0.00%) PER ANNUM, EFFECTIVE AS OF THE FIRST DAY OF THE FOLLOWING MONTH.

          INTEREST IN ALL CIRCUMSTANCES SHALL BE CALCULATED ON THE BASIS OF A 360-DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED. "PRIME RATE" MEANS THE GREATER OF (I) 4.00%, OR (II) THE RATE ANNOUNCED FROM TIME TO TIME BY SILICON AS ITS "PRIME RATE;" IT IS A BASE RATE UPON WHICH OTHER RATES CHARGED BY SILICON ARE BASED, AND IT IS NOT NECESSARILY THE BEST RATE AVAILABLE AT SILICON. THE INTEREST RATE APPLICABLE TO THE OBLIGATIONS SHALL CHANGE ON EACH DATE THERE IS A CHANGE IN THE PRIME RATE.

          MINIMUM MONTHLY INTEREST (SECTION 1.3): NOT APPLICABLE."

     L. Section 3 of the Schedule to the Loan Agreement is hereby amended by deleting the following text appearing therein in its entirety:

          "Early Termination Fee: If the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to June 30, 2006, Borrower shall pay to Silicon a termination fee in the amount of $50,000.00 and if the Obligations are voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after June 30, 2006 but prior to the Maturity Date applicable to Revolving Loans, Borrower shall pay to Silicon a termination fee in the amount of $25,000.00. In addition to and supplemental of the termination fee referenced in this subsection above, (i) if Term Loan D OR Term Loan E is voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated on or prior to December 31, 2006, Borrower shall pay to Silicon an additional termination fee in the amount of $100,000, and (ii) if Term Loan D OR Term Loan E is voluntarily or involuntarily prepaid or if this Agreement is otherwise terminated after December 31, 2006 but on or prior to December 31, 2007, Borrower shall pay to Silicon an additional termination fee in the amount of $50,000. Notwithstanding the foregoing, no termination fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations."

          and substituting the following text therefor:

               " EARLY TERMINATION FEE: IF THE OBLIGATIONS APPLICABLE TO REVOLVING LOANS ARE VOLUNTARILY OR INVOLUNTARILY PREPAID OR IF THIS AGREEMENT IS OTHERWISE TERMINATED ON OR PRIOR TO JUNE 30, 2006, BORROWER SHALL PAY TO SILICON A TERMINATION FEE IN THE AMOUNT OF $50,000.00 AND IF THE OBLIGATIONS APPLICABLE TO REVOLVING LOANS ARE VOLUNTARILY OR INVOLUNTARILY PREPAID OR IF THIS AGREEMENT IS OTHERWISE TERMINATED AFTER JUNE 30, 2006 BUT PRIOR TO THE MATURITY DATE APPLICABLE TO REVOLVING LOANS, BORROWER SHALL PAY TO SILICON A TERMINATION FEE IN THE AMOUNT OF $25,000.00. NOTWITHSTANDING THE FOREGOING, NO TERMINATION FEE SHALL BE CHARGED IF THE CREDIT FACILITY HEREUNDER IS REPLACED OR TRANSFERRED TO ANOTHER DIVISION OF SILICON. THE TERMINATION FEE SHALL BE DUE AND PAYABLE UPON PREPAYMENT BY THE BORROWER IN THE CASE OF VOLUNTARY PREPAYMENTS OR UPON DEMAND BY SILICON IN THE

          EVENT OF INVOLUNTARY PREPAYMENT, AND IF NOT PAID IMMEDIATELY SHALL BEAR INTEREST AT A RATE EQUAL TO THE HIGHEST RATE APPLICABLE TO ANY OF THE OBLIGATIONS."

     M. Section 4 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

          "SECTION 4. MATURITY DATE

          (SECTION 6.1):

          REVOLVING LOANS: DECEMBER 26, 2006.

          TERM LOAN F: JUNE 1, 2009."

     N. Section 5 of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

          "SECTION 5 FINANCIAL COVENANTS

          (SECTION 5.1): BORROWER SHALL COMPLY WITH EACH OF THE FOLLOWING COVENANTS.

               COMPLIANCE SHALL BE DETERMINED AS OF THE END OF EACH MONTH, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED BELOW:

               A. MINIMUM CONSOLIDATED EBITDA:

               (I) BORROWER SHALL HAVE ROLLING THREE (3) MONTH EBITDA, ON A CONSOLIDATED BASIS, TO BE TESTED AS OF THE LAST DAY OF EACH MONTH, OF NOT LESS THAN:

               (A) ($1,500,000), FROM MARCH 31, 2006 THROUGH JUNE 30, 2006;

               (B) ($2,500,000), FROM JULY 1, 2006 THROUGH NOVEMBER 30, 2006;

               (C) ($1,500,000), FROM DECEMBER 1, 2006 THROUGH FEBRUARY 28,
          2007;

               (D) ($500,000), FROM MARCH 1, 2007 THROUGH MAY 31, 2007;

               (E) ($0.00), FROM JUNE 1, 2007 THROUGH AUGUST 31, 2007;

               (F) $1,000,000, FROM SEPTEMBER 1, 2007 THROUGH NOVEMBER 30, 2007; AND

               (G) $1,500,000, FROM DECEMBER 1, 2007 AND THEREAFTER.

               B. MINIMUM ADJUSTED QUICK RATIO:

                    BORROWER SHALL NOT PERMIT ITS MINIMUM ADJUSTED QUICK RATIO,
               TESTED MONTHLY AS OF THE END OF EACH MONTH, TO BE LESS THAN THE FOLLOWING RATIOS, DURING THE TIMES INDICATED:

               MINIMUM RATIO   TIME PERIOD
               1.25:1.00       AS AT THE END OF MARCH, JUNE, SEPTEMBER AND
                               DECEMBER
               1.20:1.00       AS AT THE END OF JANUARY, FEBRUARY, APRIL, MAY,
                               JULY, AUGUST, OCTOBER AND NOVEMBER
                               AT ALL TIMES FROM AND AFTER THE EARLIER OF (I)
                               JUNE 30, 2007 OR (II) BORROWER'S COMPLETION OF
                               AN INITIAL PUBLIC
               1.50:1.00       OFFERING OF ITS EQUITY SECURITIES GENERATING NET
                               PROCEEDS TO THE BORROWER OF NOT LESS THAN
                               $50,000,000.00

     O. Section of the Schedule to the Loan Agreement is hereby amended by inserting the following text as a new subsection 6(j) therein, immediately below subsection 6(i):

          "(J) (I) AT ALL TIMES LIQUIDITY EXCEEDS $20,000,000.00, MONTHLY TRANSACTION REPORTS, WITHIN FIFTEEN DAYS AFTER THE END OF EACH MONTH;
          (II) AT ALL TIMES LIQUIDITY IS LESS THAN $20,000,000.00, BI-MONTHLY TRANSACTION REPORTS, ON THE 15TH AND 30TH DAYS OF EACH MONTH; AND
          (III) AT ALL TIMES LIQUIDITY IS LESS THAN $17,500,000.00, WEEKLY TRANSACTION REPORTS, ON TUESDAY OF EACH WEEK."

     P. Section 7(a) of the Schedule to the Loan Agreement is hereby amended by deleting the following text at the end of the Section:

          "SILICON AGREES, HOWEVER, THAT (I) IBEX HEALTHDATA SYSTEMS, INC. MAY MAINTAIN A DEPOSIT ACCOUNT AT ASSOCIATED BANK OF CHICAGO PROVIDED THAT THE BALANCE IN SUCH ACCOUNT MAY NOT EXCEED $400,000 AT ANY TIME THROUGH JUNE 30, 2005 AND $10,000 AT ANY TIME FROM AND AFTER JULY 1, 2005, AND, (II) PICIS US, INC. MAY MAINTAIN A DEPOSIT ACCOUNT AT BANK OF AMERICA PROVIDED THAT THE BALANCE IN SUCH ACCOUNT MAY NOT EXCEED $100,000 AT ANY TIME THROUGH JUNE 30, 2005 AND $10,000 AT ANY TIME FROM AND AFTER JULY 1, 2005."

     4. FEES. Borrower shall pay to Bank a modification fee equal to Eighty-Two Thousand Five Hundred Dollars ($82,500.00) which shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. CONSENT AND WAIVER. Bank consents to the matters set forth on Appendix A to this Loan Modification Agreement, the provisions of which are incorporated herein, and waives any Default or Event of Default that would otherwise arise from a breach of the restrictions on acquisitions as set forth in the Existing Loan Documents as a result of thereof.

     6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreements and acknowledges, confirms and agrees that the IP Agreements contain an accurate and complete listing of all Intellectual Property.

     7. RATIFICATION OF PERFECTION CERTIFICATES. Except as Borrower has otherwise previously disclosed to Bank, Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about July 28, 2004, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof, with the sole exception of the matters set forth on Appendix A to this Loan Modification Agreement.

     8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

     11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

     12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

                  [remainder of page intentionally left blank]

     This Fourth Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:


PICIS, INC.

By: /s/ R. SCOTT LENTZ
    ---------------------------
Name: R. Scott Lentz
Title:  Chief Financial Officer


PICIS (WISCONSIN), INC.


By:   /s/ R. SCOTT LENTZ
    ---------------------------
Name: R. Scott Lentz
Title:  Vice President, Treasurer


BANK:


SILICON VALLEY BANK, D/B/A
SILICON VALLEY EAST

By:   /s/ [Illegible Signature]
    ---------------------------
Name:
Title: Senior Vice President

                        FIFTH LOAN MODIFICATION AGREEMENT

     This Fifth Loan Modification Agreement (this "LOAN MODIFICATION AGREEMENT") is entered into as of August 17, 2006, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("BANK") and PICIS, INC., a Delaware corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, and PICIS (WISCONSIN), INC. a Wisconsin corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880 (jointly and severally, individually and collectively, "BORROWER").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of July 28, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of July 28, 2004 between Borrower, Picis US, Inc., a Massachusetts corporation ("PICIS US"), IBEX Healthdata Systems, Inc., a Delaware corporation ("IBEX") and Bank, as amended from time to time (as amended, the "LOAN AGREEMENT"). Effective as of December 31, 2005, Picis US and IBEX were merged with and into Picis, Inc., a Delaware corporation, with Picis, Inc. being the surviving corporation. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and certain Intellectual Property Security Agreements each dated July 28, 2004 (the "IP AGREEMENTS") (together with any other collateral security granted to Bank, the "SECURITY DOCUMENTS").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "EXISTING LOAN DOCUMENTS".

     3. DESCRIPTION OF CHANGE IN TERMS.

          MODIFICATION TO LOAN AGREEMENT.

          A. Section 8 of the Loan Agreement is hereby amended by deleting the following definition of "Term Loan Reserve" in its entirety:

               ""TERM LOAN RESERVE" MEANS A RESERVE EQUAL TO THIRTY-THREE (33%) PERCENT OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; PROVIDED, HOWEVER, THAT IN THE EVENT THAT LIQUIDITY IS (I) LESS THAN $20,000,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FORTY PERCENT (40%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F, AND (II) LESS THAN $17,500,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F."

               and substituting the following text therefor:

               ""TERM LOAN RESERVE" MEANS (A) FROM AUGUST __, 2006 THROUGH SEPTEMBER 30, 2006, A RESERVE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; AND (B) FROM OCTOBER 1, 2006 AND THEREAFTER, A RESERVE EQUAL TO THIRTY-THREE PERCENT (33%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; PROVIDED, HOWEVER, THAT, FROM AND AFTER OCTOBER 1, 2006, IN THE EVENT THAT LIQUIDITY IS (I) LESS THAN $20,000,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FORTY PERCENT (40%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F, AND (II) LESS THAN $17,500,000, THEN THE

               TERM LOAN RESERVE SHALL BE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F."

          B. Section 5b. of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                    "B. MINIMUM ADJUSTED QUICK RATIO:

                         BORROWER SHALL NOT PERMIT ITS MINIMUM ADJUSTED QUICK
                    RATIO, TESTED MONTHLY AS OF THE END OF EACH MONTH, TO BE LESS THAN THE FOLLOWING RATIOS, DURING THE TIMES INDICATED:

                    MINIMUM RATIO   TIME PERIOD
                    -------------   -----------
                    1.15:1.00       AS AT THE END OF JULY, 2006 AND AUGUST, 2006

                    1.25:1.00       AS AT THE END OF MARCH, JUNE, SEPTEMBER AND
                                    DECEMBER

                    1.20:1.00       AS AT THE END OF JANUARY, FEBRUARY, APRIL,
                                    MAY, OCTOBER AND NOVEMBER

                    1.50:1.00       AT ALL TIMES FROM AND AFTER THE EARLIER OF
                                    (I) JUNE 30, 2007 OR (II) BORROWER'S
                                    COMPLETION OF AN INITIAL PUBLIC OFFERING OF
                                    ITS EQUITY SECURITIES GENERATING NET
                                    PROCEEDS TO THE BORROWER OF NOT LESS THAN
                                    $50,000,000.00"

          C. Subsection 6(h) of the Schedule to the Loan Agreement is hereby amended by deleting the following text appearing at the end of the subsection:

               "(PROVIDED, HOWEVER, IN THE CASE OF FISCAL YEAR 2005, BORROWER MAY DELIVER ITS ANNUAL AUDITED FINANCIAL STATEMENTS TO SILICON ON OR BEFORE JULY 31, 2006)."

               and substituting the following text therefor:

               "(PROVIDED, HOWEVER, IN THE CASE OF FISCAL YEAR 2005, BORROWER MAY DELIVER ITS ANNUAL AUDITED FINANCIAL STATEMENTS TO SILICON ON OR BEFORE AUGUST 31, 2006)."

     4. FEES. Borrower shall pay to Bank a modification fee equal to Five Thousand Dollars ($5,000.00) which shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. WAIVERS. Bank hereby waives Borrower's failure to comply with (i) the Adjusted Quick Ratio requirement set forth in Section 5b. of the Schedule to the Loan Agreement as of June 30, 2006 and (ii) the Minimum Adjusted EBITDA requirement set forth in Section 5a. of the Schedule to the Loan Agreement as of April 30, 2005. The Bank's waiver of Borrower's compliance with said foregoing affirmative covenants shall apply only to the foregoing specific periods.

     6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreements and acknowledges, confirms and agrees that the IP Agreements contain an accurate and complete listing of all Intellectual Property.

     7. RATIFICATION OF PERFECTION CERTIFICATES. Except as Borrower has otherwise previously disclosed to Bank, Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about July 28, 2004, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof, with the sole exception of the matters set forth on Appendix A to this Loan Modification Agreement.

     8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

     11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

     12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

                  [remainder of page intentionally left blank]

     This Fifth Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

PICIS, INC.


By: /s/ R. Scott Lentz
    ------------------------------------
Name: R. S. Lentz
Title: Chief Financial Officer


PICIS (WISCONSIN), INC.


By: /s/ R. Scott Lentz
    ------------------------------------
Name: R. S. Lentz
Title: Chief Financial Officer


BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST

By: /s/ Jay T. Tracy
    ------------------------------------
Name: Jay T. Tracy
Title: Vice President

                        SIXTH LOAN MODIFICATION AGREEMENT

         This Sixth Loan Modification Agreement (this "LOAN MODIFICATION AGREEMENT') is entered into as of September 29, 2006, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("BANK") and PICIS, INC., a Delaware corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880, and PICIS (WISCONSIN), INC. a Wisconsin corporation with offices at 100 Quannapowitt Parkway, Wakefield, Massachusetts 01880 (jointly and severally, individually and collectively, "BORROWER").

         1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of July 28, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of July 28, 2004 between Borrower, Picis US, Inc., a Massachusetts corporation ("PICIS US"), IBEX Healthdata Systems, Inc., a Delaware corporation ("IBEX") and Bank, as amended from time to time (as amended, the "LOAN AGREEMENT"). Effective as of December 31, 2005, Picis US and IBEX were merged with and into Picis, Inc., a Delaware corporation, with Picis, Inc. being the surviving corporation. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

         2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and certain Intellectual Property Security Agreements each dated July 28, 2004 (the "IP AGREEMENTS") (together with any other collateral security granted to Bank, the "SECURITY DOCUMENTS").

         Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "EXISTING LOAN DOCUMENTS".

         3.       DESCRIPTION OF CHANGE IN TERMS.

                  MODIFICATION TO LOAN AGREEMENT.

                  A. Section 8 of the Loan Agreement is hereby amended by deleting the following definition of "Term Loan Reserve" in its entirety:

                           ""TERM LOAN RESERVE" MEANS (A) FROM AUGUST __, 2006 THROUGH SEPTEMBER 30, 2006, A RESERVE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; AND (B) FROM OCTOBER 1, 2006 AND THEREAFTER, A RESERVE EQUAL TO THIRTY-THREE PERCENT (33%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; PROVIDED, HOWEVER, THAT, FROM AND AFTER OCTOBER 1, 2006, IN THE EVENT THAT LIQUIDITY IS (I) LESS THAN $20,000,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FORTY PERCENT (40%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F, AND
                           (II) LESS THAN $17,500,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F."

                           and substituting the following text therefor:

                           ""TERM LOAN RESERVE" MEANS (A) FROM AUGUST 17, 2006 THROUGH DECEMBER 31, 2006, A RESERVE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; AND (B) FROM JANUARY 1, 2007 AND THEREAFTER, A RESERVE EQUAL TO THIRTY-THREE PERCENT (33%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F; PROVIDED, HOWEVER, THAT, FROM AND AFTER JANUARY 1, 2007, IN THE EVENT THAT LIQUIDITY IS (I) LESS THAN $20,000,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FORTY PERCENT (40%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F, AND
                           (II) LESS THAN $17,500,000, THEN THE TERM LOAN RESERVE SHALL BE EQUAL TO FIFTY PERCENT (50%) OF THE OUTSTANDING PRINCIPAL BALANCE OF TERM LOAN F."

                  B. Section 5a. of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                                    "A. MINIMUM CONSOLIDATED EBITDA:

                                    BORROWER SHALL HAVE ROLLING THREE (3) MONTH
                                    EBITDA, ON A CONSOLIDATED BASIS, TO BE
                                    TESTED AS OF THE LAST DAY OF EACH MONTH, OF
                                    NOT LESS THAN:

                                    (A)     ($2,500,000), FROM SEPTEMBER 1, 2006
                                            THROUGH SEPTEMBER 30, 2006

                                    (B)     ($2,250,000), FROM OCTOBER 1, 2006
                                            THROUGH NOVEMBER 30, 2006;

                                    (C)     ($1,250,000), FROM DECEMBER 1, 2006
                                            THROUGH FEBRUARY 28, 2007;

                                    (D)     ($250,000), FROM MARCH 1, 2007
                                            THROUGH MAY 31, 2007;

                                    (E)     $250,000.00, FROM JUNE 1, 2007
                                            THROUGH AUGUST 31, 2007;

                                    (F)     $1,250,000, FROM SEPTEMBER 1, 2007
                                            THROUGH NOVEMBER 30, 2007; AND

                                    (G)     $1,750,000, FROM DECEMBER 1, 2007
                                            AND THEREAFTER."

                  C. Section 5b. of the Schedule to the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following text therefor:

                                    "B. MINIMUM ADJUSTED QUICK RATIO:

                                            BORROWER SHALL NOT PERMIT ITS
                                    MINIMUM ADJUSTED QUICK RATIO, TESTED MONTHLY
                                    AS OF THE END OF EACH MONTH, TO BE LESS THAN
                                    THE FOLLOWING RATIOS, DURING THE TIMES
                                    INDICATED:

                                    --------------------------------------------
                                    MINIMUM RATIO  TIME PERIOD
                                    --------------------------------------------
                                    1.15:1.00      AS AT THE END OF JULY, 2006
                                                   AND AUGUST, 2006
                                    --------------------------------------------
                                    1.25:1.00      AS AT THE END OF SEPTEMBER,
                                                   2006
                                    --------------------------------------------
                                    1.35:1.00      AT ALL TIMES FROM AND AFTER
                                                   OCTOBER, 1, 2006 THROUGH
                                                   MAY 31, 2007, EXCEPT AS
                                                   OTHERWISE NOTED BELOW
                                    --------------------------------------------
                                                   AT ALL TIMES FROM
                                                   AND AFTER THE
                                                   EARLIER OF (I) JUNE
                                                   30, 2007 OR (II)
                                                   BORROWER'S
                                                   COMPLETION OF AN
                                                   INITIAL PUBLIC
                                    1.50:1.00      OFFERING OF ITS EQUITY
                                                   SECURITIES GENERATING NET
                                                   PROCEEDS TO THE BORROWER OF
                                                   NOT LESS THAN
                                                   $50,000,000.00"
                                    --------------------------------------------


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

         4. FEES. Borrower shall pay to Bank a modification fee equal to Twenty-Two Thousand Five Hundred Dollars ($22,500.00) which shall be due on the date hereof and shall be deemed fully earned as of the date hereof. In addition, Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

         5. WAIVERS. Bank hereby waives Borrower's failure to comply with the Minimum Adjusted EBITDA requirement set forth in Section 5a. of the Schedule to the Loan Agreement as of August 31, 2006 and any report related to this EBITDA requirement. The Bank's waiver of Borrower's compliance with said foregoing affirmative covenants shall apply only to the foregoing specific periods.

         6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreements and acknowledges, confirms and agrees that the IP Agreements contain an accurate and complete listing of all Intellectual Property.

         7. RATIFICATION OF PERFECTION CERTIFICATES. Except as Borrower has otherwise previously disclosed to Bank, Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about July 28, 2004, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof, with the sole exception of the matters set forth on Appendix A to this Loan Modification Agreement.

         8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

         9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

         10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

         11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

         12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.



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                                       3

         This Fifth Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

PICIS, INC.

By: /s/ R. Scott Lentz
   ----------------------------------
Name: R. Scott Lentz
Title: Chief Financial Officer

PICIS (WISCONSIN), INC.

By: /s/ R. Scott Lentz
   ----------------------------------
Name: R. Scott Lentz
Title: Treasurer



BANK:

SILICON VALLEY BANK, D/B/A
SILICON VALLEY EAST

By: /s/ Michael J. Tramack
   ----------------------------------
Name: Michael J. Tramack
Title: Senior Vice President


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